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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4009
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                 COMPASS GOVERNMENT SECURITIES VARIABLE ACCOUNT
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                        Date of fiscal year end: 12/31/03
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                       Date of reporting period: 12/31/03
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ITEM 1.   REPORTS TO STOCKHOLDERS.

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[COMPASS LOGO]

PROFESSIONALLY MANAGED COMBINATION FIXED/VARIABLE ANNUITIES FOR PERSONAL INVESTMENTS AND QUALIFIED RETIREMENT PLANS


ANNUAL REPORT - DECEMBER 31, 2003


CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT


ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S), A WHOLLY OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

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TABLE OF CONTENTS

Letter from the Chairman                                                     1

Management Reviews                                                           2

Performance Summary                                                          6

Portfolio of Investments                                                     7

Financial Statements                                                        24

Notes to Financial Statements                                               41

Board of Managers and Officers                                      Back Cover


      NOT FDIC INSURED      MAY LOSE VALUE             NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

We think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, ALLOCATE your holdings across the major asset classes. Second, DIVERSIFY within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, REBALANCE your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with a long-term goal such as retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President and Chief Operating Officer, Sun Life Financial, Inc.

January 19, 2004

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Note to Contract Owners: Effective January 1, 2004, J. Kermit Birchfield, an independent Trustee, was appointed Chairman of the Compass Board, which oversees the Compass Variable Accounts.

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS and Sun Life -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For most of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

For U.S. investors in overseas stock markets, the big story of 2003 was the decline of the dollar relative to other currencies. While many developed-nation stock markets performed roughly in line with the broad U.S. market -- and developing nations in general did even better -- the declining dollar increased those returns for U.S. investors in overseas equities. For example, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, a commonly used measure of the international stock market, returned 20.8% measured in local currencies but 39.2% when returns were converted into dollars. (Source: Morgan Stanley Capital International)

Factors that contributed to the dollar's decline against most currencies included a U.S. trade deficit that overseas investors viewed as excessive; low interest rates that decreased the attractiveness of dollar-denominated investments; and the Bush administration's apparent abandonment of a long-standing U.S. policy of publicly advocating a strong dollar.

In the bond market, we saw interest rates in many developed nations fall to historical lows in 2003. But by year-end, an improving global economy began to put upward pressure on rates, and Australia and the United Kingdom became the first major developed nations to raise rates. In the United States, the Federal Reserve Board kept short-term rates at a four-decade low through year-end.

However, long-term U.S. Treasury rates -- which are largely determined by investor sentiment -- rose modestly for the period as a whole and experienced sharp volatility in the spring and summer. Ten-year rates fell when the Fed, after its May meeting, expressed a strong desire to keep rates low and implied that it might use some unconventional strategies to do so -- such as buying longer-term bonds. Then long-term rates shot up in late June and July after the Fed lowered the short-term rate by only a quarter point at its June meeting, disappointing a market that had expected a half-point drop. Many investors read the quarter-point move as a sign that perhaps the economy was improving faster than the Fed had expected.

In contrast, U.S. corporate bonds generally benefited from an accelerating recovery. Growth in GDP (gross domestic product), employment, and other economic measures pointed toward improving corporate bond fundamentals (factors such as earnings, cash flow growth, and credit quality).

In response, investors became less risk adverse, and the "flight to quality" that had characterized the bond market in late 2002 began to fade. With Treasury yields at four-decade lows, investors in 2003 sought out higher-yielding corporate debt. Riskier, lower-rated bonds showed the best performance for the year.

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MANAGEMENT REVIEWS

CAPITAL APPRECIATION VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass 2 account provided a total return of 27.48%, the Compass 3 account provided a total return of 27.36% and the Compass 3 -- level 2 provided a total return of 27.55%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 29.75% over the same period for the account's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks.

PORTFOLIO MANAGEMENT UPDATE

Gregory W. Locraft, Jr. assumed investment responsibilities for the portfolio in November 2003, replacing John E. Lathrop. There has been no change to the account's investment philosophy or objective: the portfolio will continue to pursue reasonably priced large cap growth stocks identified through MFS' bottom-up Original Research(SM) process.

DETRACTORS FROM PERFORMANCE

The portfolio's weakest-performing areas over the period were technology and business services. In technology, the portfolio's stock selection and an underweighted position in semiconductor stocks in general, and industry leader Intel in particular, hurt relative results as stocks of electronic component makers and equipment suppliers rallied strongly over the period. While we were encouraged by evidence of strength in specific product markets, our positioning in technology remained somewhat cautious because we felt stock valuations in the sector were overly high and we believed the market was pricing in somewhat optimistic views of future growth. However, the portfolio's relative performance was helped by our overweighted positions in semiconductor maker Analog Devices and storage software firm VERITAS Software.

Stock selection among business services concerns also held back performance during the period. Business outsourcing firm BISYS Group lost value amid a negative market environment for its insurance and education divisions and problems with executing its business strategy. Our holding in payroll giant Automatic Data Processing was another source of weakness in the business services area. A shift from cost cutting to increasing business spending in the face of poor sales trends made us concerned that ADP's issues were more longer-term in nature. We sold ADP out of the portfolio.

Outside of the business services and technology areas, individual stock detractors included media concern Viacom, which lost traction on continued weak demand for radio advertising. We believe conditions in 2004 should offer good growth opportunities for advertising-sensitive media companies, given the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics in Greece. As of period-end, Viacom remained a significant position in the portfolio.

Our holding in retailer Kohl's also hurt performance. Weakness in the moderate-price apparel area led the company to report disappointing sales and earnings. We see this setback as temporary in nature, and, as of the end of the period, we viewed Kohl's as offering attractive longer-term growth potential. Other detractors from performance included insurance and reinsurance firm XL Capital and aerospace and defense company Northrop Grumman.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this account holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Holdings in the health care sector boosted portfolio results. We avoided or underweighted a number of large-cap pharmaceutical stocks because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline. Instead, we trained our sights on concerns elsewhere in health care that we believed would offer stronger sustainable growth. For example, we favored Genentech over Johnson & Johnson and Pfizer, in which we were relatively underweighted over the period, and Merck, which we did not own. This positioning proved beneficial for results, and we sold our Genentech position after it reached our price target. However, several health care holdings did detract from relative performance, including Schering-Plough, Wyeth, and AmerisourceBergen.

Underweighting consumer staples concerns also contributed to performance as that sector lagged the broader market. For example, Coca-Cola, which we avoided over the period, underperformed as volume growth failed to live up to investor expectations. Not owning Anheuser-Busch over the period also helped relative results.

Stock selection in the financial services sector also helped performance. In particular, our position in Merrill Lynch did well over the period. Other contributors to performance included our holdings in travel and real estate firm Cendant, satellite television broadcaster Echostar, and conglomerate Tyco International. Underweighting retail giant Wal-Mart also helped performance as that firm's stock underperformed the broad market.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass 2 account provided a total return of 13.76%, the Compass 3 account provided a total return of 13.59%, and Compass 3 -- level 2 account provided a total return of 13.76%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 14.91% over the same period for the account's benchmark, the Citigroup World Government Bond Index. The Citigroup World Government Bond Index includes developed country government bond markets around the world.

A BOND-FRIENDLY ENVIRONMENT

The global environment was characterized by weak economic activity during the first half (H1) of 2003 (especially during the lead up to, and subsequent intervention, in Iraq), followed by a moderate upswing in second-half (H2) growth. This growth was primarily driven by more buoyant conditions in the United States as well as improving prospects for Japan and Europe. Despite improved conditions, excess global production capacity and low

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inflation led most of the major developed countries to follow H1 interest rate cuts with steady low and accommodative rates in H2. All of this fostered a bond-friendly environment as central bankers were more concerned with the risk of excess disinflation than with excess inflation.

With the exception of a brief upswing mid year, the dollar displayed persistent weakness against most major global currencies during 2003. The large and growing U.S. current account deficit demanded an increasingly large share of global savings, which, in turn caused a sharp depreciation of the currency. The dollar depreciated by approximately 20% against the euro in 2003, and by between 20%-35% against the "dollar bloc" currencies of Canada, Australia, and New Zealand. Heavy Japanese official intervention tempered the appreciation of the yen to only 10% versus the U.S. dollar.

KEY CONTRIBUTORS TO PERFORMANCE

The portfolio benefited from a significant underweighted position relative to its benchmark in the U.S. dollar, as the currency decline was both broad based and precipitous. The overweighted position in the euro was particularly beneficial. The overweighted bond position in the euro area also benefited performance. The "dollar bloc" and Scandinavia were additional sources of outperformance. The portfolio's overweighted bond and currency positions in Canada boosted performance as did the overweighted currency and underweighted bond positions in Australia. The overweighted bond positions in Denmark and Sweden also provided a means of outperformance.

KEY DETRACTORS FROM PERFORMANCE

Our underweighting in Japanese government bonds and the Swiss franc were modest detractors from performance.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass 2 account provided a total return of 0.96%, the Compass 3 account provided a total return of 0.86%, and the Compass 3 -- level 2 account provided a total return of 1.01%. These returns, which include the reinvestment of any dividends and capital gain distributions, compare with a return of 2.73% over the same period for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Brothers Government/Mortgage Index measures the performance of the government and mortgage securities markets.

MARKET ENVIRONMENT

The bond market for the 12 months ended December 31, 2003 was influenced by an accommodative U.S. monetary policy and low interest rates paid by U.S. government bonds. Although interest rates on December 31, 2003 were not that different from what they had been a year earlier, they were fairly volatile during the 12-month period, especially in June and July. For example, the 10-year U.S. Treasury bond reached 3.10% in June -- a four-decade low. However, Treasury interest rates then backed up from late June through August and reached 4.60% in September 2003.

ACCOUNT POSITIONING

The biggest shifts in portfolio holdings occurred primarily in the second half of 2003. We reduced the account's holdings in U.S. Treasury bonds and mortgage-backed securities because we expected the early summer's volatility to continue through year end.

By December 31, 2003, the account's Treasury position was cut nearly in half and the mortgage-backed holdings were reduced by nearly 10%. At the same time, we increased the account's holdings in U.S. government agency bonds.

DETRACTORS AND CONTRIBUTORS TO PERFORMANCE

Mortgage-backed securities performed well for most of the year, with the exception of the summer months. However, our mortgage strategy detracted from the account's overall results because we had reduced our holdings in the group in the second half of 2003. As a result, the account did not participate fully in the sector's second-half performance.

Contributions to return came from the account's allocations to 15-year mortgage-backed securities and to government agency securities, especially those issued Financing Corporation (FICO). Issues from FICO are less liquid than other agency securities because they are traded less frequently. As a consequence, FICO provides a slight yield advantage over other government agencies and U.S. Treasury issues. (The principal value and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity. FICO was formed in the late 1980s by the Federal Home Loan Bank board to help rescue thrift institutions.)

HIGH YIELD VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass Level 2 account provided a total return of 19.47%; Compass Level 3 account provided a total return of 19.35%; and the Compass 3 -- Level 2 account returned 19.53%. These returns include the reinvestment of any dividends and capital gains distributions and compare to returns over the same period of 28.97% and 26.36%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index measures the performance of the high-yield bond market. The Lipper indices measure the performance of funds within their respective classifications and do not include mortality and expense risk charges.

DETRACTORS FROM PERFORMANCE

Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the series' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The series continued to have significant underweight exposure to the wireline segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The series also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the period. In general, our strategy is to focus on credit issuers with improving fundamentals and to not take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

CONTRIBUTORS TO PERFORMANCE

The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints.

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We were overweighted in the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

MANAGED SECTORS VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass level 2 account provided a total return of 23.16%, the Compass level 3 account provided a total return of 22.98% and the Compass 3 -- level 2 account provided a total return of 23.16%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 29.75% over the same period for the account's benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks. The account's return also compares with a return over the same period of 30.97% for the Russell 3000 Growth Index and 35.39% for the Lipper Multi-cap Growth Index. The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

DETRACTORS FROM PERFORMANCE

On a sector basis, our positioning among leisure stocks proved the most significant impediment to performance. Media conglomerate Viacom lost traction on continued near-term weak demand for radio advertising. As of period-end, however, Viacom remained a significant position in the portfolio because we believe market conditions in 2004 could offer growth opportunities for advertising-sensitive media companies -- given the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics. Elsewhere in the leisure sector, holdings in newspaper concerns Tribune Co. and The New York Times Co. also detracted from results as the firms' ad sales in their respective major metropolitan areas were slow to rebound. By period-end we had sold our position in Tribune Co.

Two holdings in the business services group also hurt relative performance. In early 2003, Automatic Data Processing, which had benefited from conservative expense management amid soft demand for its payroll and trade processing services, announced plans to increase spending. We felt that this change in strategy would dampen future earnings growth. ADP stock fell on the news, and we sold our position. BISYS Group, which supports financial institutions and corporate clients with investment and educational services, also weighed on results. Soft demand for the company's high-end insurance products led BISYS to post disappointing earnings. As we believed the company would be able to address this issue in time, we maintained a position in the stock.

On an individual stock basis, the most significant detractor from performance was Intel. We initiated a position in the stock based on our view that the company's new focus on microprocessor battery life and size could give the firm a sustainable competitive edge. Staying true to our valuation discipline, however, kept us from moving to an overweighted position as the stock soared higher in the second half of the year. Unfortunately, successful stockpicking elsewhere in technology -- including strong-performing positions in VERITAS Software, Analog Devices, and Cisco Systems -- was not sufficient to offset the impact of being underweighted in Intel.

Moderate-priced apparel retailer Kohl's also hurt performance. Mediocre merchandising, together with adverse weather in key markets, led Kohl's to report weak operating results. We viewed these issues as surmountable and increased our holdings over the period. Other detractors from performance included insurance and reinsurance firm XL Capital and aerospace and defense company Northrop Grumman -- which were sold out of the portfolio during the period -- and pharmaceutical and health care products firm Wyeth.

CONTRIBUTORS TO PERFORMANCE

In the health care sector, we avoided or underweighted several large-cap pharmaceutical firms because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline. Instead, we invested in companies elsewhere in health care that we believed would offer stronger sustainable growth. For example, we favored Genentech over Johnson & Johnson, in which we were relatively underweighted, and Merck, which we did not own. This positioning proved beneficial for results.

Underweighting consumer staples concerns also helped performance as that sector lagged the overall market. Avoiding Coca-Cola was particularly helpful, as the company reported lackluster volume growth. Exiting positions in Colgate Palmolive and Anheuser-Busch in favor of other opportunities earlier in 2003 also proved beneficial to performance. Positions in capital-markets-sensitive companies such as Merrill Lynch and Goldman Sachs also helped portfolio performance as bond spreads narrowed, trading volumes rose, and underwriting activity showed signs of renewed life.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The account was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The account had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

NOTE TO SHAREHOLDERS: EFFECTIVE MAY 21, 2003, THE RUSSELL 1000 GROWTH INDEX REPLACED THE RUSSELL 3000 GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH INDEX AS THE BENCHMARK OF THE ACCOUNT. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S INVESTMENT DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE ACCOUNT'S PERFORMANCE.

MONEY MARKET VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass level 2 account provided a total return of -0.66%, the Compass level 3 account provided a total return of -0.76% and the Compass 3 level 2 account provided a total return of -0.61%. These returns includes the reinvestment of any distributions. As of December 31, 2003 the account's 7 day yield with and without waiver was 0.38%. The yield quotation more closely reflects the current earnings of the series than the total return quotation.

MARKET ENVIRONMENT

The reporting period began with an unsettled market environment that was characterized by geopolitical concerns, high jobless claims, mixed economic news, and volatile energy prices. By the end of the period on December 31, 2003, economic conditions appeared to be significantly improved, jobless claims were down, but energy prices were still high.

A key event for the marketplace was the Federal Reserve Board's late June decision to cut short-term interest rates by 25 basis points (0.25%). The quarter of a percent reduction was less than the 50 basis points (0.50%) that some investment professionals had anticipated. The Fed made no other adjustment to short-term

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interest rates for the remainder of 2003 and indicated that it wouldn't make any further changes "for a considerable period."

ACCOUNT POSITIONING

On December 31, 2002, when there was significant volatility in interest rate expectations, the account's weighted average maturity was 33 days. With the easing of both geopolitical tensions and the reduction in the Fed funds rate, we extended our average maturity. By December 31, 2003, the weighted average for the account was 52 days.

Results for the account were negative due to the additional Sun Life charges which are separate from and in addition to the management fee. Consequently, we concentrated portfolio investments in high-quality commercial paper and asset-backed commercial paper.

CONTINUED SHORT SUPPLY OF COMMERCIAL PAPER

In the first half of 2003, the precarious nature of the economy caused companies to pull back on spending. That pull-back reduced need for short-term financing and limited the supply of new commercial paper. Despite growing economic strength in the second half of 2003, the supply of commercial paper continued to be constrained by cautious corporate spending. Businesses also took advantage of the low interest rate environment by issuing longer-term debt in place of commercial paper. On December 31, 2003, approximately 71% of the account was invested in commercial paper with the balance of the portfolio invested in government paper and repurchase agreements.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain the account's high quality as we focus on the account's objectives of income, capital preservation, and liquidity.

TOTAL RETURN VARIABLE ACCOUNT

For the 12 months ended December 31, 2003, the Compass level 2 account provided a total return of 15.64%, the Compass level 3 account provided a total return of 15.46%, and the Compass 3 -- level 2 account provided a total return of 15.64%. These returns, which include the reinvestment of any capital gains and dividend distributions, compare with returns of 28.67% and 4.10%, respectively, for the account's benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad U.S. stock market. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt.

ACCOUNT POSITIONING

This account normally invests between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and a relatively small position in short-term cash equivalent securities. (Cash-equivalent securities are used to facilitate transactions and provide liquidity.) While this allocation has provided a competitive historical long-term track record, the account's results over the past year lagged stock market returns as represented by the S&P 500. In 2003, stocks outperformed bonds and cash, and higher-risk, lower-quality issues led returns within the equity and fixed-income markets.

During periods of rising equity markets such as we saw in 2003, the account's cash holdings detracted from performance versus the S&P 500 benchmark.

DETRACTORS TO PERFORMANCE

Our underweighted position in technology and conservative positioning in leisure and overweighting telecommunications were the primary reasons the account underperformed its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software. In absolute terms, the group was one of the best performing portfolio sectors. For example, the account received very strong returns from Texas Instruments. However, our underweighting in stocks such as Intel (or avoiding companies such as Cisco Systems) caused the account's relative performance to lag benchmark returns.

The performance of the account's leisure holdings was disappointing. Investors stayed away from publisher Reed Elsevier because of concerns about the company's US textbook business. Lower-than-expected advertising revenues negatively affected the stock prices of newspaper publishers Tribune and New York Times.

In the utilities and communications sector, our overweighted position in telephone services stocks such as BellSouth detracted from performance as competitive pressures intensified and outweighed inexpensive valuations.

CONTRIBUTORS TO PERFORMANCE

Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following Bank of America's announcement of a $47 billion takeover offer. In addition, the market rally boosted stock prices of companies such as T. Rowe Price and Merrill Lynch. The strong performance of these and other financial stocks was offset somewhat by the decline of Federal Home Loan Mortgage Corporation's (Freddie Mac) stock.
T. Rowe Price stock was sold when it reached our performance target.

Our underweighted position in consumer staples stocks, especially beverage stocks such as Coca-Cola, contributed to performance when investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

The account also received strong results from Alcoa and Occidental Petroleum. Rising commodity prices helped boost Alcoa's stock price. Continued high oil prices buoyed the stock price of Occidental.

In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period (Principal and interest of U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity). In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed-income portion of the acount outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of MFS.COM or by visiting the SEC website at HTTP://WWW.SEC.GOV.

INVESTMENT OBJECTIVES AND POLICIES

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The key risks listed may increase unit price volatility. See the prospectus for further information on these and other risk considerations.

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Because the portfolio may invest in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than those of other fixed income securities. The portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries and therefore is more susceptible to adverse economic, political, or regulatory developments affecting those countries.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than those of other fixed income securities. Government guarantees apply to underlying securities only and not to the prices and yields of the portfolio.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Investments in high yield and lower-rated securities may provide greater returns but may have greater-than-average risk. Because, the portfolio invests in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. The portfolio focuses on companies in a limited number of sectors, making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly. When concentrating on one issuer, the portfolio is sensitive to changes in the value of their securities.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Investments in high yield and lower-rated securities may provide greater returns but may have greater-than-average risk.

YEAR END PERFORMANCE THROUGH DECEMBER 31, 2003

                          COMPASS 2   COMPASS 3   COMPASS 3 -
                           (U.S.)      (U.S.)    LEVEL 2 (U.S.)
                          ---------   ---------  --------------
Capital Appreciation        27.48%     27.36%        27.55%
   Variable Account*

Global Government           13.76%     13.59%        13.76%
   Variable Account

Government Securities        0.96%      0.86%         1.01%
   Variable Account

High Yield Variable         19.47%     19.35%        19.53%
   Account

Managed Sectors
   Variable Account*        23.16%     22.98%        23.16%

Money Market
   Variable Account         (0.66)%    (0.76)%       (0.61)%

Total Return
   Variable Account         15.64%     15.46%        15.64%

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* A PORTION OF THE RETURNS SHOWN IS ATTRIBUTABLE TO THE RECEIPT OF A NON-RECURRING PAYMENT IN SETTLEMENT OF A CLASS ACTION LAWSUIT. SEE NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

CAPITAL APPRECIATION VARIABLE ACCOUNT

STOCKS -- 95.8%

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- 90.9%
AEROSPACE -- 1.5%
Honeywell International, Inc.                                         20,800   $     695,344
L-3 Communications Holding, Inc.*                                     15,900         816,624
Lockheed Martin Corp.                                                 63,600       3,269,040
                                                                               -------------
                                                                               $   4,781,008
                                                                               -------------
APPAREL MANUFACTURERS -- 0.7%
Nike, Inc., "B"                                                       13,800   $     944,748
Reebok International Ltd.                                             32,200       1,266,104
                                                                               -------------
                                                                               $   2,210,852
                                                                               -------------
AUTOMOTIVE -- 0.3%
Harley-Davidson, Inc.                                                 19,600   $     931,588
                                                                               -------------
BANKS & CREDIT COMPANIES -- 5.0%
American Express Co.                                                  77,840   $   3,754,223
Citigroup, Inc.                                                      135,796       6,591,538
Fannie Mae                                                            54,400       4,083,264
MBNA Corp.                                                            56,500       1,404,025
                                                                               -------------
                                                                               $  15,833,050
                                                                               -------------
BIOTECHNOLOGY -- 3.5%
Amgen, Inc.*                                                         103,440   $   6,392,592
Genzyme Corp.*                                                        60,800       2,999,872
Gilead Sciences, Inc.*                                                29,600       1,720,944
                                                                               -------------
                                                                               $  11,113,408
                                                                               -------------
BROADCAST & CABLE TV -- 5.6%
Citadel Broadcasting Corp.*                                           22,600   $     505,562
Clear Channel Communications, Inc.                                    99,336       4,651,905
Comcast Corp., "A"*                                                  182,200       5,988,914
EchoStar Communications Corp., "A"*                                   87,185       2,964,290
NTL, Inc.*                                                            13,500         941,625
Time Warner, Inc.*                                                    66,400       1,194,536
Westwood One, Inc.*                                                   41,900       1,433,399
                                                                               -------------
                                                                               $  17,680,231
                                                                               -------------
BROKERAGE & ASSET MANAGERS -- 2.3%
Goldman Sachs Group, Inc.                                             30,880   $   3,048,782
Merrill Lynch & Co., Inc.                                             68,750       4,032,188
                                                                               -------------
                                                                               $   7,080,970
                                                                               -------------
BUSINESS SERVICES -- 2.3%
BISYS Group, Inc.*                                                    53,200   $     791,616
DST Systems, Inc.*                                                    41,300       1,724,688
Getty Images, Inc.*                                                   34,500       1,729,485
Manpower, Inc.                                                        26,500       1,247,620
SunGard Data Systems, Inc.*                                           65,230       1,807,523
                                                                               -------------
                                                                               $   7,300,932
                                                                               -------------
CHEMICALS -- 1.1%
3M Co.                                                                39,740   $   3,379,092
                                                                               -------------
COMPUTER SOFTWARE -- 6.4%
BEA Systems, Inc.*                                                    83,400   $   1,025,820
Manhattan Associates, Inc.*                                           21,100         583,204
Microsoft Corp.                                                      467,520      12,875,501
Netscreen Technologies, Inc.*                                         69,400       1,717,650
Networks Associates, Inc.*                                           112,300       1,688,992
Symantec Corp.*                                                       18,400         637,560
VERITAS Software Corp.*                                               41,810       1,553,660
                                                                               -------------
                                                                               $  20,082,387
                                                                               -------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.1%
Hewlett-Packard Co.                                                   82,000   $   1,883,540
IBM Corp.                                                             49,600       4,596,928
                                                                               -------------
                                                                               $   6,480,468
                                                                               -------------
CONSUMER GOODS & SERVICES -- 2.6%
Colgate-Palmolive Co.                                                 59,600   $   2,982,980
Procter & Gamble Co.                                                  50,600       5,053,928
                                                                               -------------
                                                                               $   8,036,908
                                                                               -------------
U.S. STOCKS -- continued
CONSUMER SERVICES -- 0.8%
Apollo Group, Inc., "A"*                                              18,700   $   1,271,600
Career Education Corp.*                                               33,400       1,338,338
Orbitz, Inc., "A"                                                      9,900         229,600
                                                                               -------------
                                                                               $   2,839,618
                                                                               -------------
CONTAINERS -- 0.3%
Smurfit-Stone Container Corp.*                                        55,300   $   1,026,921
                                                                               -------------
ELECTRICAL EQUIPMENT -- 5.0%
Emerson Electric Co.                                                   7,700   $     498,575
General Electric Co.                                                 292,700       9,067,846
Molex, Inc.                                                           18,500         645,465
Tyco International Ltd.                                              208,800       5,533,200
                                                                               -------------
                                                                               $  15,745,086
                                                                               -------------
ELECTRONICS -- 6.9%
Agere Systems, Inc., "B"*                                            412,800   $   1,197,120
Amphenol Corp., "A"*                                                  12,400         792,732
Analog Devices, Inc.                                                  67,790       3,094,613
Applied Materials, Inc.*                                              38,400         862,080
Intel Corp.                                                          253,700       8,169,140
Maxim Integrated Products, Inc.                                       19,390         965,622
Novellus Systems, Inc.*                                               30,270       1,272,854
Texas Instruments, Inc.                                              122,300       3,593,174
Xilinx, Inc.*                                                         43,400       1,681,316
                                                                               -------------
                                                                               $  21,628,651
                                                                               -------------
ENTERTAINMENT -- 1.8%
Viacom, Inc., "B"                                                     93,043   $   4,129,248
Walt Disney Co.                                                       65,900       1,537,447
                                                                               -------------
                                                                               $   5,666,695
                                                                               -------------
FOOD & DRUG STORES -- 1.6%
CVS Corp.                                                             90,710   $   3,276,445
Walgreen Co.                                                          46,300       1,684,394
                                                                               -------------
                                                                               $   4,960,839
                                                                               -------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.9%
PepsiCo, Inc.                                                        104,220   $   4,858,736
Sysco Corp.                                                           33,500       1,247,205
                                                                               -------------
                                                                               $   6,105,941
                                                                               -------------
GAMING & LODGING -- 1.2%
Carnival Corp.                                                        31,900   $   1,267,387
Cendant Corp.*                                                       105,320       2,345,476
                                                                               -------------
                                                                               $   3,612,863
                                                                               -------------
GENERAL MERCHANDISE -- 3.1%
Kohl's Corp.*                                                         33,890   $   1,523,017
Target Corp.                                                         136,560       5,243,904
Wal-Mart Stores, Inc.                                                 58,190       3,086,979
                                                                               -------------
                                                                               $   9,853,900
                                                                               -------------
INSURANCE -- 2.1%
American International Group, Inc.                                    98,700   $   6,541,836
                                                                               -------------
INTERNET -- 2.3%
Ebay, Inc.*                                                           55,800   $   3,604,122
InterActive Corp.*                                                   106,600       3,616,938
                                                                               -------------
                                                                               $   7,221,060
                                                                               -------------
MACHINERY & TOOLS -- 0.8%
Eaton Corp.                                                           11,500   $   1,241,770
Illinois Tool Works, Inc.                                             14,700       1,233,477
                                                                               -------------
                                                                               $   2,475,247
                                                                               -------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 1.7%
Cardinal Health, Inc.                                                 37,600   $   2,299,616
Caremark Rx, Inc.*                                                    73,300       1,856,689
Tenet Healthcare Corp.*                                               72,000       1,155,600
                                                                               -------------
                                                                               $   5,311,905
                                                                               -------------

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- continued
MEDICAL EQUIPMENT -- 5.1%
AmerisourceBergen Corp.                                               38,200   $   2,144,930
Baxter International, Inc.                                            61,900       1,889,188
C.R. Bard, Inc.                                                       17,400       1,413,750
CTI Molecular Imaging, Inc*                                           69,500       1,175,245
Cyberonics, Inc.*                                                     14,400         460,944
Edwards Lifesciences Corp.*                                           15,400         463,232
Guidant Corp.                                                         37,900       2,281,580
Medtronic, Inc.                                                       93,800       4,559,618
Thermo Electron Corp.*                                                67,500       1,701,000
                                                                               -------------
                                                                               $  16,089,487
                                                                               -------------
OIL SERVICES -- 1.9%
BJ Services Co.*                                                      25,300   $     908,270
GlobalSantaFe Corp.                                                   70,400       1,748,032
Noble Corp.*                                                          51,300       1,835,514
Smith International, Inc.*                                            36,700       1,523,784
                                                                               -------------
                                                                               $   6,015,600
                                                                               -------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.4%
Dell, Inc.*                                                          128,720   $   4,371,331
                                                                               -------------
PHARMACEUTICALS -- 9.6%
Abbott Laboratories, Inc.                                             67,300   $   3,136,180
Eli Lilly & Co.                                                       21,400       1,505,062
Johnson & Johnson Co.                                                177,600       9,174,816
Pfizer, Inc.                                                         270,235       9,547,403
Schering-Plough Corp.                                                100,100       1,740,739
Wyeth                                                                118,500       5,030,325
                                                                               -------------
                                                                               $  30,134,525
                                                                               -------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc.                                                10,600   $     313,760
                                                                               -------------
RESTAURANTS -- 0.5%
Outback Steakhouse, Inc.                                              36,300   $   1,604,823
                                                                               -------------
SPECIALTY CHEMICALS -- 0.2%
Georgia Gulf Corp.                                                    17,100   $     493,848
                                                                               -------------
SPECIALTY STORES -- 3.1%
Best Buy Co., Inc.                                                    23,700   $   1,238,088
CarMax, Inc.*                                                         47,500       1,469,175
Home Depot, Inc.                                                      43,660       1,549,494
Staples, Inc.*                                                        54,500       1,487,850
The TJX Cos., Inc.                                                   114,000       2,513,700
Williams-Sonoma, Inc.*                                                39,600       1,376,892
                                                                               -------------
                                                                               $   9,635,199
                                                                               -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                                        124,300   $     993,157
Sprint Corp. (PCS Group)*                                            265,000       1,489,300
                                                                               -------------
                                                                               $   2,482,457
                                                                               -------------
TELECOMMUNICATIONS -- WIRELINE -- 4.1%
ADTRAN, Inc.                                                          18,800   $     582,800
Andrew Corp.*                                                        107,700       1,239,627
Cisco Systems, Inc.*                                                 430,800      10,464,132
QUALCOMM, Inc.                                                        10,300         555,479
                                                                               -------------
                                                                               $  12,842,038
                                                                               -------------
TRUCKING -- 1.2%
Fedex Corp.                                                           33,200   $   2,241,000
United Parcel Service, Inc., "B"                                      19,200       1,431,360
                                                                               -------------
                                                                               $   3,672,360
                                                                               -------------
    Total U.S. Stocks                                                          $ 285,556,884
                                                                               -------------
FOREIGN STOCKS -- 4.9%
BERMUDA -- 0.8%
Accenture Ltd., "A" (Business Services)*                              44,200   $   1,163,344
Marvell Technology Group Ltd.
  (Electronics)*                                                      33,800       1,282,034
                                                                               -------------
                                                                               $   2,445,378
                                                                               -------------
FOREIGN STOCKS -- continued
CANADA -- 0.5%
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                  372,100   $   1,573,983
                                                                               -------------
GERMANY -- 0.2%
Bayerische Motoren Werke AG
  (Automotive)                                                        16,800   $     777,894
                                                                               -------------
NETHERLANDS -- 0.3%
STMicroelectronics N.V. (Electronics)                                 34,200   $     923,742
                                                                               -------------
SWITZERLAND -- 1.6%
Alcon, Inc. (Medical Equipment)                                       26,200   $   1,586,148
Novartis AG (Pharmaceuticals)                                         38,200       1,733,557
Roche Holdings AG (Pharmaceuticals)                                   17,000       1,714,014
                                                                               -------------
                                                                               $   5,033,719
                                                                               -------------
TAIWAN -- 0.5%
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)                                        157,600   $   1,613,824
                                                                               -------------
UNITED KINGDOM -- 1.0%
Amdocs Ltd. (Computer Software)*                                      70,600   $   1,587,088
AstraZeneca Group PLC (Pharmaceuticals)                               33,200       1,588,267
                                                                               -------------
                                                                               $   3,175,355
                                                                               -------------
    Total Foreign Stocks                                                       $  15,543,895
                                                                               -------------
    Total Stocks (Identified Cost, $272,570,505)                               $ 301,100,779
                                                                               -------------
REPURCHASE AGREEMENT -- 3.9%

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
Merrill Lynch, dated 12/31/03, due 01/02/04, total to be
  received $12,240,646 (secured by various U.S. Treasury
  and Federal Agency obligations in a jointly traded
  account), at cost                                            $      12,240   $  12,240,000
                                                                               -------------
    Total Investments
      (Identified Cost, $284,810,505)                                          $ 313,340,779
                                                                               -------------
OTHER ASSETS, LESS LIABILITIES -- 0.3%                                               984,975
                                                                               -------------
    Net Assets -- 100.0%                                                       $ 314,325,754
                                                                               =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

BONDS -- 86.4%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
FOREIGN BONDS -- 68.0%
AUSTRALIA -- 0.5%
Commomwealth of Australia, 6.5s, 2013                          AUD        85   $      68,049
                                                                               -------------
AUSTRIA -- 5.0%
Republic of Austria, 5.5s, 2007                                EUR       297   $     402,769
Republic of Austria, 5s, 2012                                             62          82,467
Republic of Austria, 4.65s, 2018                                         134         169,471
                                                                               -------------
                                                                               $     654,707
                                                                               -------------
BELGIUM -- 1.6%
Kingdom of Belgium, 3.75s, 2009                                EUR       142   $     179,534
Kingdom of Belgium, 5s, 2012                                              21          27,892
                                                                               -------------
                                                                               $     207,426
                                                                               -------------
CANADA -- 2.9%
Government of Canada, 5.5s, 2009                               CAD       209   $     172,571
Government of Canada, 5.25s, 2012                                        170         137,636
Government of Canada, 8s, 2023                                            66          68,820
                                                                               -------------
                                                                               $     379,027
                                                                               -------------
DENMARK -- 2.7%
Kingdom of Denmark, 7s, 2007                                   DKK       614   $     117,225
Kingdom of Denmark, 6s, 2009                                           1,110         207,955
Kingdom of Denmark, 5s, 2013                                             203          35,773
                                                                               -------------
                                                                               $     360,953
                                                                               -------------
FINLAND -- 5.0%
Republic of Finland, 2.75s, 2006                               EUR        64   $      80,470
Republic of Finland, 3s, 2008                                            366         451,140
Republic of Finland, 5.375s, 2013                                         96         131,022
                                                                               -------------
                                                                               $     662,632
                                                                               -------------
FRANCE -- 5.2%
Republic of France, 4.75s, 2007                                EUR        95   $     125,998
Republic of France, 4s, 2009                                             383         488,854
Republic of France, 6s, 2025                                              52          75,236
                                                                               -------------
                                                                               $     690,088
                                                                               -------------
GERMANY -- 12.7%
Federal Republic of Germany, 4.75s, 2008                       EUR       259   $     344,654
Federal Republic of Germany, 4.5s, 2009                                  644         843,528
Federal Republic of Germany, 5.25s, 2010                                 160         216,818
Kreditanstalt Fur Wiederaufbau, 3.25s, 2008                              220         274,976
                                                                               -------------
                                                                               $   1,679,976
                                                                               -------------
GREECE -- 1.1%
Republc of Greece, 3.5s, 2008                                  EUR       114   $     143,587
                                                                               -------------
IRELAND -- 4.9%
Republic of Ireland, 4.25s, 2007                               EUR       178   $     231,893
Republic of Ireland, 3.25s, 2009                                         126         155,832
Republic of Ireland, 5s, 2013                                            139         184,740
Republic of Ireland, 4.6s, 2016                                           54          68,630
                                                                               -------------
                                                                               $     641,095
                                                                               -------------
ITALY -- 4.6%
Republic of Italy, 4.75s, 2013                                 EUR       238   $     309,663
Republic of Italy, 5.25s, 2017                                           220         293,110
                                                                               -------------
                                                                               $     602,773
                                                                               -------------
MEXICO -- 0.6%
Pemex Project Funding Master Trust
  (Oil Services), 8.625s, 2022                                 $          72   $      79,740
                                                                               -------------
NETHERLANDS -- 5.6%
Kingdom of Netherlands, 5.75s, 2007                            EUR       103   $     139,932
Kingdom of Netherlands, 3.75s, 2009                                      283         357,516
Kingdom of Netherlands, 5s, 2012                                         185         246,440
                                                                               -------------
                                                                               $     743,888
                                                                               -------------
NEW ZEALAND -- 1.6%
Government of New Zealand, 7s, 2009                            NZD        95   $      65,573
Government of New Zealand, 6.5s, 2013                                    214         145,690
                                                                               -------------
                                                                               $     211,263
                                                                               -------------
PORTUGAL -- 1.3%
Republic of Portugal, 5.45s, 2013                              EUR       127   $     173,585
                                                                               -------------
QATAR -- 0.4%
State of Qatar, 9.75s, 2030                                    $          37   $      52,170
                                                                               -------------
SOUTH AFRICA -- 0.4%
Republic of South Africa, 8.5s, 2017                           $          43   $      51,278
                                                                               -------------
SPAIN -- 7.8%
Kingdom of Spain, 6s, 2008                                     EUR       472   $     654,618
Kingdom of Spain, 5.35s, 2011                                            227         309,344
Kingdom of Spain, 5.5s, 2017                                              50          68,746
                                                                               -------------
                                                                               $   1,032,708
                                                                               -------------
SWEDEN -- 2.7%
Kingdom of Sweden, 5.5s, 2012                                  SEK       610   $      89,845
Spintab AB (Banks & Credit Companies),
  5s, 2008                                                             1,900         270,772
                                                                               -------------
                                                                               $     360,617
                                                                               -------------
UNITED KINGDOM -- 1.4%
United Kingdom Treasury, 5s, 2012                              GBP       103   $     186,765
                                                                               -------------
    Total Foreign Bonds                                                        $   8,982,327
                                                                               -------------
U.S. BONDS -- 18.4%
ASSET BACKED & SECURITIZED -- 3.4%
Commercial Mortgage Asset Trust,
  0s, 2032 ##                                                  $       1,661   $      94,500
Deutsche Mortgage and Asset Receiving
  Corp., 6.538s, 2031                                                     59          64,615
First Union Lehman Brothers Bank,
  6.56s, 2035                                                             29          32,862
First Union National Bank Commercial,
  0s, 2043 ##                                                          1,783          97,548
First Union National Bank Commercial
  Mortgage Trust, 7.39s, 2031                                             60          69,932
GMAC Commercial Mortgage Security,
  Inc., 6.42s, 2035                                                       29          32,774
LB-UBS Commercial Mortgage Trust,
  7.95s, 2010                                                             45          54,005
                                                                               -------------
                                                                               $     446,236
                                                                               -------------
MUNICIPALS -- 1.8%
New Jersey Turnpike Authority Turnpike
  Rev., Series A, 6s, 2013                                     $         145   $     172,808
University of California Rev., Series Q,
  5s, 2033                                                                65          66,668
                                                                               -------------
                                                                               $     239,476
                                                                               -------------
U.S. GOVERNMENT AGENCIES -- 5.2%
Federal National Mortgage Assn.,
  1.75s, 2008                                                  $      70,000   $     686,009
                                                                               -------------
U.S. TREASURY OBLIGATIONS -- 8.0%
U.S. Treasury Bonds, 8s, 2021                                  $          56   $      75,631
U.S. Treasury Notes, 2s, 2004                                            217         218,551
U.S. Treasury Notes, 3.5s, 2006                                          122         126,103
U.S. Treasury Notes, 6.125s, 2007 ###                                     68          76,104
U.S. Treasury Notes, 3.125s, 2008                                         32          31,981
U.S. Treasury Notes, 4.25s, 2010                                         166         193,038
U.S. Treasury Notes, 1.875s, 2013                                         65          65,005
U.S. Treasury Notes, 4.25s, 2013                                         265         265,331
                                                                               -------------
                                                                               $   1,051,744
                                                                               -------------
    TOTAL U.S. BONDS                                                           $   2,423,465
                                                                               -------------
    TOTAL BONDS (IDENTIFIED COST, $10,087,491)                                 $  11,405,792
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
SHORT-TERM OBLIGATIONS -- 7.3%
Federal National Mortgage Assn.,
  Dsc Note, due 1/02/04 at
  Amortized Cost                                               $         964   $     963,979

REPURCHASE AGREEMENT -- 5.7%
Morgan Stanley, dated 12/31/03, due 1/2/04, total to be
  received $153,008 (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly traded account)      $         153   $     153,000
Merrill Lynch, dated 12/31/03,
  due 1/2/04, total to be received
  $592,031 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account)                                                               592         592,000
                                                                               -------------
    TOTAL REPURCHASE AGREEMENT, AT COST                                        $     745,000
                                                                               -------------
CALL OPTIONS PURCHASED

                                                             PRINCIPAL AMOUNT
                                                               OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                           (000 OMITTED)
Japenese Yen/February/103                                      $      49,470   $         395
Japenese Yen/February/103                                             49,470             396
                                                                               -------------
    TOTAL CALL OPTIONS PURCHASED
      (PREMIUMS PAID, $1,981)                                                  $         791
                                                                               -------------
    TOTAL INVESTMENTS (IDENTIFIED COST, $11,798,451)                           $  13,115,562
                                                                               -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.6%                                                            81,676
                                                                               -------------
    NET ASSETS -- 100.0%                                                       $  13,197,238
                                                                               =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

GOVERNMENT SECURITIES VARIABLE ACCOUNT

BONDS -- 95.8%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
MORTGAGE BACKED -- 45.1%
Federal Home Loan Mortgage Corp.,
  3.108s, 2035                                                 $         195   $     194,025
Federal Home Loan Mortgage Corp.,
  5.5s, 2033                                                           1,751       1,773,293
Federal Home Loan Mortgage Corp.,
  6.5s, 2032                                                           2,484       2,601,649
Federal Home Loan Mortgage Corp.,
  7.5s, 2027-2028                                                        301         323,341
Federal National Mortgage Assn.,
  5s, 2018                                                             1,469       1,500,455
Federal National Mortgage Assn.,
  5.5s, 2017-2033                                                      9,818       9,985,867
Federal National Mortgage Assn.,
  5.976s, 2020                                                             7           7,040
Federal National Mortgage Assn.,
  6s, 2016-2033                                                       12,979      13,501,333
Federal National Mortgage Assn.,
  6.5s, 2005-2032                                                      8,998       9,418,715
Federal National Mortgage Assn.,
  7.5s, 2022-2032                                                        744         796,077
Federal National Mortgage Assn.,
  8.5s, 2007                                                              14          14,876
Federal National Mortgage Assn.,
  10s, 2018                                                              511         570,784
Financing Corp., 9.8s, 2018                                            1,290       1,895,615
Financing Corp., 10.35s, 2018                                          1,150       1,761,332
Government National Mortgage Assn.,
  6.5s, 2028                                                           1,210       1,276,673
Government National Mortgage Assn.,
  7.5s, 2032                                                             226         240,913
Government National Mortgage Assn.,
  11s, 2010-2019                                                          75          84,730
Government National Mortgage Assn.,
  12.5s, 2015                                                             19          22,111
Government National Mortgage Assn.,
  14s, 2014                                                                2           1,789
Resolution Funding Corp., 8.875s, 2020                                 1,700       2,370,087
Small Business Administration, 8.4s, 2007                                 49          51,723
Small Business Administration, 8.7s, 2009                                128         137,048
Small Business Administration, 10.05s, 2009                               28          30,556
Small Business Administration, 6.34s, 2021                               857         930,341
Small Business Administration, 6.44s, 2021                               869         947,074
Small Business Administration, 6.625s, 2021                              901         989,992
Small Business Administration, 6.07s, 2022                               661         707,955
Small Business Administration, 4.89s, 2023                               745         740,884
Small Business Administration, 4.98s, 2023                               288         288,374
                                                                               -------------
                                                                               $  53,164,652
                                                                               -------------
U.S. GOVERNMENT AGENCIES-- 35.6%
Aid to Israel, 6.6s, 2008                                      $         985   $   1,062,804
Aid to Peru, 9.98s, 2008                                                 910       1,040,834
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                                          2,838       3,139,083
Federal Home Loan Bank, 2.25s, 2006                                    4,090       4,090,920
Federal Home Loan Bank, 2.875s, 2006                                   2,525       2,551,821
Federal Home Loan Bank, 4.5s, 2013                                       910         896,529
Federal Home Loan Mortgage Corp.,
  2.875s, 2006                                                         2,342       2,358,790
Federal Home Loan Mortgage Corp.,
  2.75s, 2008                                                            390         383,764
Federal Home Loan Mortgage Corp.,
  3.625s, 2008                                                         2,173       2,187,379
Federal Home Loan Mortgage Corp.,
  7s, 2010                                                             4,296       5,013,058

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. GOVERNMENT AGENCIES -- continued
Federal National Mortgage Assn.,
  3.25s, 2008                                                  $         610   $     605,147
Federal National Mortgage Assn., 6s, 2008                                648         718,306
Federal National Mortgage Assn.,
  7.25s, 2010                                                          5,684       6,701,641
Federal National Mortgage Assn.,
  5.5s, 2011                                                           1,504       1,621,927
Federal National Mortgage Assn.,
  5.125s, 2014                                                         1,600       1,605,565
Student Loan Marketing Assn.,
  5.25s, 2006                                                          3,520       3,753,204
Tennessee Valley Authority,
  0s, to 2012, 8.25s to 2042                                           2,250       1,524,758
U.S. Department of Housing &
  Urban Development, 6.36s, 2016                                         500         552,766
U.S. Department of Housing &
  Urban Development, 6.59s, 2016                                       2,045       2,225,443
                                                                               -------------
    TOTAL U.S. GOVERNMENT AGENCIES                                             $  42,033,739
                                                                               -------------
U.S. TREASURY OBLIGATIONS -- 15.1%
U.S. Treasury Bonds, 12.375s, 2004                             $         755   $     786,320
U.S. Treasury Bonds, 10.375s, 2012                                       211         269,198
U.S. Treasury Bonds, 12s, 2013                                            19          26,251
U.S. Treasury Bonds, 0s, 2017                                          3,250       1,659,516
U.S. Treasury Bonds, 0s, 2023                                          1,877         661,377
U.S. Treasury Bonds, 6.875s, 2025                                      1,470       1,798,280
U.S. Treasury Bonds, 5.25s, 2028                                         346         348,501
U.S. Treasury Bonds, 6.125s, 2029                                        375         424,951
U.S. Treasury Bonds, 6.25s, 2030                                       1,251       1,443,634
U.S. Treasury Bonds, 5.375s, 2031                                        353         368,127
U.S. Treasury Notes, 1.625s, 2005                                      3,730       3,744,424
U.S. Treasury Notes, 3.25s, 2007                                       1,176       1,199,566
U.S. Treasury Notes, 3.375s, 2007                                      2,961       3,207,934
U.S. Treasury Notes, 5s, 2011                                            652         700,212
U.S. Treasury Notes, 1.875s, 2013                                      1,207       1,198,083
                                                                               -------------
                                                                               $  17,836,374
                                                                               -------------
    TOTAL BONDS
      (IDENTIFIED COST, $109,030,848)                                          $ 113,034,765
                                                                               -------------
REPURCHASE AGREEMENT -- 3.3%
Goldman Sachs, dated 12/31/03 due 01/02/04, total to be
  received $3,865,213 (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly traded account),
  at Cost                                                      $       3,865   $   3,865,000
                                                                               -------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $112,895,848)                                          $ 116,899,765
                                                                               -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.9%                                                         1,105,265
                                                                               -------------
    NET ASSETS -- 100.0%                                                       $ 118,005,030
                                                                               =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

HIGH YIELD VARIABLE ACCOUNT

BONDS -- 92.8%

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. BONDS -- 80.8%
ADVERTISING & BROADCASTING -- 6.0%
Allbritton Communications Co.,
  7.75s, 2012                                                  $         465   $     482,438
Echostar Broadband, 9.375s, 2009                                       2,250       2,365,312
Emmis Communications Corp.
  0s to 2006, 12.5s to 2011                                              458         424,223
Granite Broadcasting Corp.,
  10.375s, 2005                                                          155         155,194
Granite Broadcasting Corp.,
  9.75s, 2010 ##                                                         510         508,725
Lamar Media Corp., 7.25s, 2013                                           255         274,125
Muzak LLC, 10s, 2009                                                     160         170,400
Paxson Communications Corp.
  0s to 2006, 12.25s to 2009                                             600         526,500
Primedia, Inc., 8.875s, 2011                                             340         357,850
Radio One, Inc., 8.875s, 2011                                            250         275,625
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                                           475         507,062
                                                                               -------------
                                                                               $   6,047,454
                                                                               -------------
AEROSPACE -- 1.8%
Alliant Techsystems, Inc., 8.5s, 2011                          $         360   $     396,000
BE Aerospace, Inc., 8.5s, 2010 ##                                         45          48,263
BE Aerospace, Inc., 8.875s, 2011                                         150         140,625
Hexcel Corp., 9.75s, 2009                                                500         523,750
K&F Industries, Inc., 9.25s, 2007                                        259         267,094
K&F Industries, Inc., 9.625s, 2010                                       145         162,581
Transdigm, Inc., 8.375s, 2011                                            230         244,662
                                                                               -------------
                                                                               $   1,782,975
                                                                               -------------
AIRLINES -- 0.5%
Continental Airlines, Inc., 6.748s, 2017                       $          76   $      62,792
Continental Airlines, Inc., 6.9s, 2017                                    81          67,688
Continental Airlines, Inc., 6.795s, 2020                                 184         155,437
Continental Airlines, Inc., 7.566s, 2020                                 251         211,924
Delta Air Lines, Inc., 7.92s, 2012                                        70          63,380
                                                                               -------------
                                                                               $     561,221
                                                                               -------------
AIRLINES PASS-THROUGH
Airplane Pass-Through Trust,
  10.875s, 2019                                                $         741   $      14,816
                                                                               -------------
APPAREL MANUFACTURERS -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005**                        $         730   $      94,900
Westpoint Stevens, Inc., 7.875s, 2008**                                  140          18,200
                                                                               -------------
                                                                               $     113,100
                                                                               -------------
AUTOMOTIVE -- 4.0%
Advanced Accesory Systems LLC,
  10.75s, 2011                                                 $          85   $      93,606
Arvinmeritor, Inc., 8.75s, 2012                                          315         360,675
Collins & Aikman Products Co.,
  10.75s, 2011                                                           255         250,538
Cummins, Inc., 9.5s, 2010 ##                                             155         178,250
Dana Corp., 6.5s, 2009                                                   100         106,125
Dana Corp., 10.125s, 2010                                                110         128,150
Dana Corp., 9s, 2011                                                      95         114,475
Dura Operating Corp., 9s, 2009                                           235         235,000
Eagle-Picher, Inc., 9.75s, 2013 ##                                       155         167,400
Ford Motor Credit Co., 7s, 2013                                          495         522,066
Metaldyne Corp., 11s, 2012                                               360         331,200
Metaldyne Corp., 10s, 2013 ##                                            145         146,450
Tenneco Automotive, Inc., 11.625s, 2009                                  260         280,800
Tenneco Automative, Inc., 10.25s, 2013                                   470         534,625
TRW Automotive Acquisition, Inc.,
  9.375s, 2013                                                           240         274,200
TRW Automotive Acquisition, Inc., 11s, 2013                              275         323,812
Venture Holdings, 9.5s, 2005**                                           250           6,250
                                                                               -------------
                                                                               $   4,053,622
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
BASIC INDUSTRY -- 0.4%
Foamex LP/ Capital Corp., 10.75s, 2009                         $         200   $     190,500
Trimas Corp., 9.875s, 2012                                               195         203,288
                                                                               -------------
                                                                               $     393,788
                                                                               -------------
BROADCAST & CABLE TV -- 3.7%
CCO Holdings LLC, 8.75s, 2013 ##                               $         150   $     152,625
Charter Communications Holdings,
  8.625s, 2009                                                           510         444,975
CSC Holdings, Inc., 8.125s, 2009                                         810         870,750
Directv Holdings LLC, 8.375s, 2013                                       405         469,800
Insight Midwest Corp., 9.75s, 2009                                       415         438,863
Mediacom Broadband LLC, 11s, 2013                                        200         224,500
Mediacom LLC/Capital Corp., 9.5s, 2013                                   515         545,900
XM Satellite Radio, Inc., 0s, 2009                                       620         554,192
XM Satellite Radio, Inc., 12s, 2010                                       50          56,500
                                                                               -------------
                                                                               $   3,758,105
                                                                               -------------
BUILDING -- 1.9%
Atrium Cos., Inc., 10.5s, 2009                                 $         300   $     321,000
Formica Corp., 10.875s, 2009**                                           310          54,250
Interface, Inc., 10.375s, 2010                                           299         316,192
Jacuzzi Brands, Inc., 9.625s, 2010 ##                                    135         148,500
MMI Products, Inc., 11.25s, 2007                                         110          89,650
Nortek, Inc., 9.25s, 2007                                                670         688,425
Nortek, Inc., 9.875s, 2011                                                30          33,075
Williams Scotsman, Inc., 9.875s, 2007                                    250         253,125
Williams Scotsman, Inc., 10s, 2008                                        50          54,813
                                                                               -------------
                                                                               $   1,959,030
                                                                               -------------
BUSINESS SERVICES -- 1.3%
Iron Mountain, Inc., 8.625s, 2013                              $         280   $     302,400
Lucent Technologies, Inc., 5.5s, 2008                                    500         465,000
Xerox Corp., 7.625s, 2013                                                530         572,400
                                                                               -------------
                                                                               $   1,339,800
                                                                               -------------
CHEMICALS -- 4.3%
Compass Minerals Group, Inc.,
  10s, 2011                                                    $         305   $     341,600
Equistar Chemicals LP, 10.625s, 2011                                     400         439,000
Equistar Chemicals LP, 10.625s, 2011 ##                                  125         137,179
Huntsman ICI Holdings, 0s, 2009                                          100          48,250
Huntsman ICI Holdings, 9.875s, 2009                                       90          98,550
Huntsman ICI Holdings, 10.125s, 2009                                     750         772,500
IMC Global, Inc., 10.875s, 2013 ##                                       310         339,450
Johnson Diversey, Inc., 9.625s, 2012                           EUR       460         524,809
Johnson Diversey, Inc., 10.67s, 2013 ##                        $         200         153,000
Koppers, Inc., 9.875s, 2013 ##                                            60          66,150
Lyondell Chemical Co., 9.875s, 2007                                      250         263,750
Lyondell Chemical Co., 11.125s, 2012                                      35          38,850
Nalco Co., 7.75s, 2011 ##                                                110         117,700
Nalco Co., 8.875s, 2013 ##                                               205         217,300
Resolution Performance, 8s, 2009 ##                                      100         103,500
Rockwood Specialties Group, Inc.,
  10.625s, 2011 ##                                                       245         273,175
Sovereign Specialty Chemicals,
  11.875s, 2010                                                          425         425,000
                                                                               -------------
                                                                               $   4,359,763
                                                                               -------------
CONGLOMERATES -- 0.5%
Rexnord Corp., 10.125s, 2012                                   $         170   $     186,150
SPX Corp., 7.5s, 2013                                                    315         342,562
                                                                               -------------
                                                                               $     528,712
                                                                               -------------
CONSUMER GOODS & SERVICES -- 1.5%
American Safety Razor Co.,
  9.875s, 2005                                                 $         200   $     200,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                                             380         385,700
Remington Arms, Inc., 10.5s, 2011                                        355         378,075
Revlon Consumer Products Corp.,
  12s, 2005                                                    $         120   $     120,000
Samsonite Corp., 10.75s, 2008                                            235         243,225
Tempur Pedic, Inc., 10.25s, 2010 ##                                      146         162,790
                                                                               -------------
                                                                               $   1,489,790
                                                                               -------------
CONTAINERS -- 0.8%
Graham Packaging Co., 8.75s, 2008 ##                           $         285   $     291,412
Huntsman Packaging Corp., 13s, 2010                                      370         338,550
Plastipak Holdings, Inc., 10.75s, 2011                                   175         194,688
                                                                               -------------
                                                                               $     824,650
                                                                               -------------
CORPORATE ASSET-BACKED -- 0.9%
Morgan Stanley Capital, Inc.,
  7.738s, 2039                                                 $         430   $     414,674
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                                           500         508,294
                                                                               -------------
                                                                               $     922,968
                                                                               -------------
ENERGY -- INDEPENDENT -- 2.0%
Chesapeake Energy Corp.,
  6.875s, 2016 ##                                              $         240   $     247,200
Encore Acquisition Co., 8.375s, 2012                                     380         411,350
Magnum Hunter Resources, Inc.,
  9.6s, 2012                                                             225         255,375
Pioneer Natural Resources Co.,
  9.625s, 2010                                                           250         311,105
Pioneer Natural Resources Co.,
  7.5s, 2012                                                              10          11,493
Stone Energy Corp., 8.25s, 2011                                          165         179,438
Vintage Petroleum, Inc., 8.25s, 2012                                     260         282,750
Westport Resources Corp., 8.25s, 2011                                    340         374,000
                                                                               -------------
                                                                               $   2,072,711
                                                                               -------------
ENTERTAINMENT -- 2.1%
AMC Entertainment, Inc., 9.5s, 2011                            $         500   $     525,000
Premier Parks, Inc., 9.75s, 2007                                          43          45,096
Regal Cinemas Corp., 9.375s, 2012                                        470         531,100
Six Flags, Inc., 9.75s, 2013                                             380         399,950
Six Flags, Inc., 9.625s, 2014 ##                                         165         172,838
Vail Resorts, Inc., 8.75s, 2009                                          405         427,275
                                                                               -------------
                                                                               $   2,101,259
                                                                               -------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.7%
Merisant Co., 9.5s, 2013 ##                                    $         335   $     356,775
Michael Foods, Inc., 8s, 2013 ##                                         225         234,562
Pinnacle Foods Holding Corp.,
  8.25s, 2013 ##                                                          50          51,000
Seminis Vegetable Seeds, Inc.,
  10.25s, 2013 ##                                                         50          53,750
                                                                               -------------
                                                                               $     696,087
                                                                               -------------
FOREST & PAPER PRODUCTS -- 2.9%
Boise Cascade Corp., 7s, 2013                                  $         260   $     270,281
Buckeye Technologies, Inc., 9.25s, 2008                                  300         303,750
Buckeye Technologies, Inc., 8s, 2010                                      75          73,500
Buckeye Technologies, Inc., 8.5s, 2013                                   240         256,800
Fibermark, Inc., 10.75s, 2011                                             25          15,500
Georgia Pacific Corp., 9.375s, 2013                                      495         569,250
Graphic Packaging International, Inc.,
  8.5s, 2011 ##                                                           70          76,650
Graphic Packaging International, Inc.,
  9.5s, 2013 ##                                                          350         386,750
Greif Brothers Corp., 8.875s, 2012                                       305         335,500
Jefferson Smurfit Corp., 8.25s, 2012                                     345         374,325
Speciality Paperboard, Inc.,
  9.375s, 2006                                                           480         297,600
                                                                               -------------
                                                                               $   2,959,906
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
GAMING & LODGING -- 7.6%
Aztar Corp., 8.875s, 2007                                      $         290   $     302,687
Aztar Corp., 9s, 2011                                                     50          54,875
CBRE Escrow, Inc., 9.75s, 2010 ##                                         55          61,050
Coast Hotels & Casinos, Inc., 9.5s, 2009                                 295         311,963
Corrections Corp. of America,
  9.875s, 2009                                                           205         228,831
Corrections Corp. of America,
  7.5s, 2011                                                             150         157,500
Forest City Enterprises, Inc.,
  7.625s, 2015                                                            45          47,756
Hilton Hotels Corp., 7.625s, 2012                                      2,680       3,011,650
HMH Properties, Inc., 8.45s, 2008                                      1,134       1,182,195
Hollywood Park, Inc., 9.25s, 2007                                        315         326,025
Host Marriott LP, 9.5s, 2007                                             250         278,125
Mandalay Resort Group, 9.375s, 2010                                      315         366,975
MGM Mirage, Inc., 8.5s, 2010                                             390         447,525
Pinnacle Entertainment, Inc.,
  8.75s, 2013                                                            170         172,975
Starwood Hotels & Resorts Corp.,
  7.875s, 2012                                                            80          90,000
Venetian Casino Resort LLC, 11s, 2010                                    450         522,000
Wackenhut Corrections Corp.,
  8.25s, 2013 ##                                                         140         148,400
                                                                               -------------
                                                                               $   7,710,532
                                                                               -------------
HOME CONSTRUCTION -- 0.7%
D. R. Horton, Inc., 8s, 2009                                   $         225   $     254,250
Technical Olympic USA, Inc., 9s, 2010                                     75          80,625
WCI Communities, Inc., 7.875s, 2013 ##                                   400         422,000
                                                                               -------------
                                                                               $     756,875
                                                                               -------------
INDUSTRIAL -- 1.0%
Blount, Inc., 7s, 2005                                         $         385   $     386,925
Blount, Inc., 13s, 2009                                                  215         231,662
Motors & Gears, Inc., 10.75s, 2006                                       200         162,000
MSW Energy Holdings LLC,
  7.375s, 2010 ##                                                        195         203,775
                                                                               -------------
                                                                               $     984,362
                                                                               -------------
INSURANCE -- PROPERTY & CASUALTY -- 0.5%
Willis Corroon Corp., 9s, 2009                                 $         500   $     525,000
                                                                               -------------
MACHINERY & TOOLS -- 3.3%
Agco Corp., 9.5s, 2008                                         $         605   $     660,962
Amsted Industries, Inc., 10.25s, 2011 ##                                 245         270,725
Case New Holland, Inc., 9.25s, 2011 ##                                   340         380,800
Columbus McKinnon Corp., 8.5s, 2008                                      175         163,625
Columbus McKinnon Corp., 10s, 2010                                       110         117,150
JLG Industries Inc., 8.25s, 2008                                         115         124,919
Joy Global, Inc., 8.75s, 2012                                            220         245,300
Manitowoc Co., Inc., 10.5s, 2012                                          85          96,794
Terex Corp., 10.375s, 2011                                               550         616,000
United Rentals, Inc., 10.75s, 2008                                       580         652,500
                                                                               -------------
                                                                               $   3,328,775
                                                                               -------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 3.2%
Alliance Imaging, Inc., 10.375s, 2011                          $         270   $     286,200
Beverly Enterprises, Inc., 9.625s, 2009                                  140         154,700
Fisher Scientific International, Inc.,
  8.125s, 2012                                                           174         186,615
Genesis Healthcare Corp., 8s, 2013 ##                                     45          46,913
HCA Healthcare Co., 7.875s, 2011                                       1,100       1,254,562
Mariner Health Care, Inc.,
  8.25s, 2013 ##                                                         245         248,062
NDC Health Corp., 10.5s, 2012                                            110         123,750
Prime Medical Services, Inc., 8.75s, 2008                                135         130,275
Tenet Healthcare Corp., 6.5s, 2012                                       305         292,419
Triad Hospitals, Inc., 8.75s, 2009                             $         205   $     222,169
Triad Hospitals, Inc., 7s, 2013 ##                                       330         332,475
                                                                               -------------
                                                                               $   3,278,140
                                                                               -------------
MEDICAL EQUIPMENT -- 0.3%
Alpharma, Inc., 8.625s, 2011 ##                                $         290   $     293,625
                                                                               -------------
METALS & MINING -- 1.6%
Arch Western Finance LLC,
  6.75s, 2013 ##                                               $         230   $     236,325
Doe Run Resources Corp., 8.5s, 2008                                      226          83,641
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2049                                                           360         324,000
P&L Coal Holdings Corp., 6.875s, 2013                                    505         532,775
Steel Dynamics, Inc., 9.5s, 2009 ##                                      260         288,600
U.S. Steel Corp., 9.75s, 2010                                            140         157,500
                                                                               -------------
                                                                               $   1,622,841
                                                                               -------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
Amerigas Partners LLP, 8.875s, 2011                            $         275   $     302,500
                                                                               -------------
NATURAL GAS -- PIPELINE -- 3.0%
ANR Pipeline Co., 8.875s, 2010                                 $          75   $      84,375
ANR Pipeline Co., 9.625s, 2021                                           420         499,275
El Paso Energy Corp., 7.75s, 2013 ##                                     300         295,500
El Paso Natural Gas Co., 7.625s, 2010                                    515         529,162
Gulfterra Energy Partners LP,
  8.5s, 2010                                                             204         231,540
Northwest Pipeline Corp., 8.125s, 2010                                    65          72,150
Plains All American Pipeline Corp.,
  7.75s, 2012                                                            340         392,275
Southern Natural Gas Co.,
  8.875s, 2010                                                           325         365,625
Williams Companies, Inc., 8.625s, 2010                                   110         124,575
Williams Companies, Inc., 7.125s, 2011                                   450         475,875
                                                                               -------------
                                                                               $   3,070,352
                                                                               -------------
OIL SERVICES -- 1.7%
Dresser, Inc., 9.375s, 2011                                    $         310   $     337,125
Gulfmark Offshore, Inc., 8.75s, 2008                                     625         646,875
Hanover Compressor Co., 0s, 2007                                          45          33,075
Hanover Compressor Co., 8.625s, 2010                                      60          63,037
Hanover Equipment Trust, 8.75s, 2011                                     380         402,800
Parker Drilling Co., 9.625s, 2013 ##                                      70          72,625
Premcor Refining Group, Inc.,
  7.75s, 2012 ##                                                         125         128,750
                                                                               -------------
                                                                               $   1,684,287
                                                                               -------------
OILS -- 0.4%
Citgo Petroleum Corp., 11.375s, 2011                           $         220   $     255,200
Tesoro Petroleum Corp., 8s, 2008                                         105         111,563
                                                                               -------------
                                                                               $     366,763
                                                                               -------------
POLLUTION CONTROL-- 1.0%
Allied Waste North America, Inc.,
  7.875s, 2013                                                 $         910   $     985,075
                                                                               -------------
PRINTING & PUBLISHING -- 2.5%
Dex Media East LLC, 9.875s, 2009                               $         220   $     251,900
Dex Media West LLC, 8.5s, 2010 ##                                         30          33,412
Dex Media West LLC, 9.875s, 2013 ##                                      330         383,625
Dex Media, Inc., 8s, 2013 ##                                             420         441,000
Hollinger International Publishing, Inc.,
  9s, 2010                                                               205         217,812
Hollinger International Publishing, Inc.,
  11.875s, 2011 ##                                                       160         173,800
Mail-Well Corp., 9.625s, 2012                                            185         205,350
Medianews Group, Inc.,
  6.875s, 2013 ##                                                        305         310,338
Moore North America Finance, Inc.,
  7.875s, 2011 ##                                                        200         226,500

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
PRINTING & PUBLISHING -- continued
R.H. Donnelley Finance Corp,
  8.875s, 2010                                                 $          95   $     106,875
R.H. Donnelley Finance Corp.,
  10.875s, 2012                                                          160         189,800
                                                                               -------------
                                                                               $   2,540,412
                                                                               -------------
RAILROAD & SHIPPING -- 0.4%
Kansas City Southern Railway Co.,
  7.5s, 2009                                                   $         360   $     369,000
                                                                               -------------
RETAILERS -- 3.5%
Cole National Group, Inc., 8.875s, 2012                        $         675   $     722,250
Couche-Tard United States LP,
  7.5s, 2013 ##                                                           70          73,850
Dollar General Corp., 8.625s, 2010                                       360         404,550
Finlay Enterprises, Inc., 9s, 2008                                       250         255,937
Finlay Fine Jewelry Corp., 8.375s, 2008                                  375         388,125
J.Crew Operating Corp., 10.375s, 2007                                    485         495,306
Oxford Industries, Inc., 8.875s, 2011 ##                                 185         202,344
PCA LLC, 11.875s, 2009                                                   360         394,200
Rite Aid Corp, 12.5s, 2006                                               260         301,600
Rite Aid Corp., 9.5s, 2011                                                25          28,188
Rite Aid Corp., 9.25s, 2013                                              295         323,762
                                                                               -------------
                                                                               $   3,590,112
                                                                               -------------
STEEL -- 0.6%
Commonwealth Aluminum Corp.,
  10.75s, 2006                                                 $         330   $     336,600
Jorgensen (Earle M. Co.), 9.75s, 2012                                    275         305,250
WCI Steel, Inc., 10s, 2004                                                10           3,250
                                                                               -------------
                                                                               $     645,100
                                                                               -------------
SUPERMARKETS -- 0.7%
Roundys, Inc., 8.875s, 2012                                    $         670   $     715,225
                                                                               -------------
TELECOMMUNICATIONS -- WIRELINE -- 1.6%
Qwest Capital Funding, Inc., 7.25s, 2011                       $         400   $     394,000
Qwest Services Corp., 9.125s, 2012 ##                                    450         516,375
Time Warner Telecom, Inc.,
  10.125s, 2011                                                          200         213,000
Worldcom, Inc., 7.5s, 2011                                             1,450         485,750
                                                                               -------------
                                                                               $   1,609,125
                                                                               -------------
UTILITIES -- ELECTRIC POWER -- 5.2%
AES Corp., 8.875s, 2011                                        $         500   $     545,000
AES Corp., 8.75s, 2013 ##                                                300         335,250
AES Corp., 9s, 2015 ##                                                   300         339,000
Allegheny Energy Supply Co.,
  8.75s, 2012 ##                                                         300         282,750
Calpine Corp., 8.5s, 2011                                                300         237,375
Calpine Corp., 8.75s, 2013 ##                                            570         551,475
Centerpoint Energy Resources Corp.,
  7.875s, 2013 ##                                                        439         496,991
CMS Energy Corp., 8.5s, 2011                                             550         594,000
Dynegy Holdings, Inc., 9.875s, 2010 ##                                   155         174,375
Dynegy Holdings, Inc., 6.875s, 2011                                      550         506,687
Illinois Power Co., 11.5s, 2010                                          180         216,000
NRG Energy, Inc., 8s, 2013 ##                                            145         152,250
PG&E Corp., 6.875s, 2008 ##                                               70          75,775
Reliant Resources, Inc.,
  9.25s, 2010 ##                                                         230         243,800
Reliant Resources, Inc.,
  9.5s, 2013 ##                                                          210         224,700
Teco Energy, Inc., 10.5s, 2007                                           165         192,638
Teco Energy, Inc., 7.5s, 2010                                             60          64,200
                                                                               -------------
                                                                               $   5,232,266
                                                                               -------------
UTILITIES -- TELEPHONE -- 0.3%
Cincinnati Bell, Inc., 7.25s, 2013 ##                          $         210   $     220,500
Cincinnati Bell, Inc., 8.375s, 2014 ##                                   115         123,625
                                                                               -------------
                                                                               $     344,125
                                                                               -------------
WIRELESS COMMUNICATIONS -- 6.0%
Alamosa Delaware, Inc., 0s to 2005,
  12s to 2009                                                  $         125   $     112,500
Alamosa Delaware, Inc., 11s, 2010                                        175         189,875
American Tower Corp., 9.375s, 2009                                       200         213,000
American Towers, Inc., 7.25s, 2011 ##                                    130         132,275
Centennial Cellular Operating Co.,
  10.75s, 2008                                                           315         332,325
Crown Castle International Corp.,
  7.5s, 2013 ##                                                          315         316,575
Dobson Communications Corp.,
  8.875s, 2013 ##                                                        420         425,250
Nextel Communications, Inc.,
  7.375s, 2015                                                         2,590       2,784,250
Rural Cellular Corp., 9.75s, 2010                                        405         395,887
Rural Cellular Corp., 9.875s, 2010                                       205         218,325
Triton PSC, Inc., 8.75s, 2011                                            265         261,025
Triton PSC, Inc., 8.5s, 2013                                             200         215,000
Western Wireless Corp., 9.25s, 2013                                      505         532,775
                                                                               -------------
                                                                               $   6,129,062
                                                                               -------------
    TOTAL U.S. BONDS                                                           $  82,063,311
                                                                               -------------
FOREIGN BONDS -- 12.0%
AUSTRALIA -- 0.7%
Burns Phillip Capital Ltd., 9.75s, 2012
  (Food & Non Alcoholic Beverages) ##                          $         655   $     700,850
                                                                               -------------
BELGIUM -- 0.2%
Telenet Communications NV,
  9s, 2013(Broadcast & Cable TV) ##                            EUR       200   $     259,550
                                                                               -------------
CANADA -- 4.5%
Abitibi Consolidated, Inc., 8.55s, 2010
  (Forest & Paper Products)                                    $       2,700   $   3,006,720
Acetex Corp., 10.875s, 2009(Chemicals)                                   345         382,950
Bombardier Recreational Products,
  8.375s, 2013(Industrial) ##                                            115         120,175
Canwest Media, Inc., 10.625s, 2011
  (Advertising & Broadcasting)                                           100         114,250
Canwest Media, Inc., 7.625s, 2013
  (Advertising & Broadcasting)                                           105         114,975
Norske Skog Canada Ltd., 8.625s, 2011
  (Forest & Paper Products)                                              435         456,750
Russel Metals, Inc., 10s, 2009
  (Metals & Mining)                                                      295         313,437
Videotron Life Ltd., 6.875s, 2014
  (Broadcast & Cable TV) ##                                               90          92,925
                                                                               -------------
                                                                               $   4,602,182
                                                                               -------------
CHILE -- 0.3%
Empresa Nacional de Electric, 8.35s, 2013
  (Utilities -- Electric Power)                                $         250   $     281,036
                                                                               -------------
FRANCE -- 3.2%
Crown European Holdings S.A.,
  9.5s, 2011(Containers)                                       $         425   $     481,313
Crown European Holdings S.A.,
  10.875s, 2013(Containers)                                            1,710       2,011,387
Rhodia S.A., 8.875s, 2011(Chemicals) ##                                  335         308,200
Vivendi Universal S.A., 6.25s, 2008
  (Advertising & Broadcasting) ##                                        160         169,400
Vivendi Universal S.A., 9.25s, 2010
  (Advertising & Broadcasting) ##                                        220         260,700
                                                                               -------------
                                                                               $   3,231,000
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
FOREIGN BONDS -- continued

GERMANY
Kronos International, Inc., 8.875s,
  2009(Chemicals)                                              EUR        15   $      20,411
                                                                               -------------
IRELAND -- 0.5%
Eircom FDG, 8.25s, 2013
  (Telecommunications-Wireline)                                $         140   $     155,050
MDP Acquisitions PLC, 9.625s, 2012
  (Forest & Paper Products)                                              345         386,400
                                                                               -------------
                                                                               $     541,450
                                                                               -------------
LUXEMBOURG -- 0.2%
Millicom International Cellular S.A., 10s, 2013
  (Wireless Communications) ##                                 $         200   $     211,000
                                                                               -------------
MEXICO -- 0.5%
Corporacion Durango S.A. de C.V.,
  13.75s, 2009
  (Forest & Paper Products), ##                                $         360   $     216,000
Innova S.A. de C.V., 9.375s, 2013
  (Wireless Communications) ##                                           200         205,250
TFM S.A. de C.V., 12.5s, 2012
  (Transportation Services)                                               51          58,140
                                                                               -------------
                                                                               $     479,390
                                                                               -------------
NETHERLANDS-- 0.4%
Kappa Beheer BV, 10.625s, 2009
  (Forest & Paper Products)                                    $         350   $     374,500
                                                                               -------------
NORWAY -- 0.2%
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                               $         190   $     178,600
                                                                               -------------
RUSSIA -- 0.1%
Gazprom, 9.625s, 2013(Utilities-Gas) ##                        $         120   $     132,300
                                                                               -------------
SINGAPORE -- 0.2%
Flextronics International Ltd, 6.5s, 2013
  (Electronics)                                                $         165   $     170,775
                                                                               -------------
UNITED KINGDOM -- 1.0%
Colt Telecom PLC,
  7.625s, 2009
  (Telecommunications-Wireline),                               EUR       400         503,980
Energis PLC, 9.75s, 2009
  (Telecommunications-Wireline)                                $         275   $       5,500
Telewest Communications PLC,
  11s, 2007(Broadcast & Cable TV)**                                      160         104,000
Telewest Communications PLC, 0s to 2004,
  9.25s to 2009 (Broadcast & Cable TV)**                                 400         210,000
Telewest Communications PLC, 0s to 2005,
  11.375s to 2010
  (Broadcast & Cable TV)**                                                85          41,650
United Biscuits Finance PLC,
  10.625s, 2011
  (Food & Non Alcoholic Beverages)                             EUR        80         115,412
                                                                               -------------
                                                                               $     980,542
                                                                               -------------
    TOTAL FOREIGN BONDS                                                        $  12,163,586
                                                                               -------------
    TOTAL BONDS (IDENTIFIED COST, $90,333,715)                                 $  94,226,897
                                                                               -------------

                                                                  SHARES
STOCKS -- 1.7%
U.S. STOCKS -- 0.8%
AUTOMOTIVE -- 0.1%
Hayes Lemmerz International, Inc.*                                     3,536   $      64,072
Oxford Automotive, Inc.*                                                  53          11,794
                                                                               -------------
                                                                               $      75,866
                                                                               -------------
BASIC INDUSTRY
Thermadyne Holdings Corp.*                                             2,827   $      34,772
                                                                               -------------
BROADCAST & CABLE TV -- 0.5%
NTL, Inc.*                                                             6,867   $     478,973
                                                                               -------------
CHEMICALS
Sterling Chemicals, Inc.*                                                384   $       9,600
                                                                               -------------

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- continued
MACHINERY & TOOLS
Simonds Industries, Inc.*                                                823   $       2,214
                                                                               -------------
SPECIAL PRODUCTS & SERVICES
Ranger Industries, Inc.*                                              10,842   $         542
                                                                               -------------
TELECOMMUNICATIONS -- WIRELINE
XO Communications, Inc.*                                                 198   $       1,139
                                                                               -------------
UTILITIES -- TELEPHONE -- 0.2%
ITC Deltacom, Inc.*                                                   26,300   $     159,352
                                                                               -------------
    TOTAL U.S. STOCKS                                                          $     762,458
                                                                               -------------
FOREIGN STOCKS -- 0.9%
NETHERLANDS -- 0.4%
Completel Europe N.V.
  (Telephone Services)*                                        EUR    10,711   $     379,488
Versatel Telecom International N.V.
  (Telephone Services)*                                        EUR     7,740          16,871
                                                                               -------------
                                                                               $     396,359
                                                                               -------------
SWEDEN -- 0.4%
Song Networks Holding AB
  (Telephone Services)                                         SEK    46,549   $     436,834
                                                                               -------------
UNITED KINGDOM -- 0.1%
Jazztel PLC (Wireless Communications)                          EUR   165,342   $      70,830
    TOTAL FOREIGN STOCKS                                                       $     904,023
                                                                               -------------
    TOTAL STOCKS (IDENTIFIED COST, $5,097,734)                                 $   1,666,481
                                                                               -------------
PREFERRED STOCK  0.4%
AUTOMOTIVE
Hayes Lemmerz International, Inc., 8s*
  (Automotive)                                                            11   $         814
                                                                               -------------
BROADCAST & CABLE TV -- 0.4%
CSC Holdings, Inc., 11.125s*                                           3,646   $     382,830
NTL, Inc., 10.5s (Broadcast & Cable TV)                                   11              82
                                                                               -------------
                                                                               $     382,912
                                                                               -------------
TELECOMMUNICATIONS -- WIRELINE
Global Crossings Holdings Ltd. 10.5s*                                  1,789   $      17,443
                                                                               -------------
TELEPHONE SERVICES
Song Networks Holding AB*                                              5,040   $      27,327
                                                                               -------------
    TOTAL PREFERRED STOCK
      (IDENTIFIED COST, $409,662)                                              $     428,496
                                                                               -------------
CONVERTIBLE PREFERRED STOCK -- 0.1%

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
UNITED STATES -- 0.1%
TELEPHONE SERVICES -- 0.1%
Alamosa Holdings, Inc. 7.5s*
  (Identified Cost, $107,000)                                  $         428   $     136,960
                                                                               -------------
CONVERTIBLE BOND
UNITED KINGDOM
Jazztel PLC, 12s, 2012
  (Wireless Communications)                                    $          51   $      32,445
                                                                               -------------
(Identified Cost $80,613)

                                                                   SHARES
WARRANTS
GT Group Telecom, Inc.
  (Telephone Services)*                                                1,050   $         262
Loral Orion Network Systems, Inc.
  (Business Services)*                                                 1,000              25
Loral Orion Network Systems, Inc.
  (Business Services)*                                                 1,100              31

ISSUER                                                             SHARES          VALUE
WARRANTS -- continued
Metronet Communications Corp.
  (Broadcast & Cable TV)* ##                                             600    $          6
Ono Finance PLC
  (Broadcast & Cable TV)*                                              1,490              15
Sterling Chemicals, Inc. (Chemicals)*                                     17              17
Thermadyne Holdings Corp.
  (Basic Industries)*                                                  4,471           4,024
Thermadyne Holdings Corp.
  (Basic Industries)*                                                  2,705           2,705
XM Satellite Radio, Inc.
  (Broadcast & Cable TV)*                                                425           8,819
XO Communications, Inc.
  (Telecommunications-Wireline)*                                         397             774
XO Communications, Inc.
  (Telecommunications-Wireline)*                                         298             507
XO Communications, Inc.
  (Telecommunications-Wireline)*                                         298             328
                                                                               -------------
    TOTAL WARRANTS
      (IDENTIFIED COST, $436,441)                                              $      17,513
                                                                               -------------
SHORT-TERM OBLIGATIONS -- 3.0%

                                                             PRINCIPAL  AMOUNT
                                                               (000 OMITTED)
New Center Asset Trust,
  due 1/02/04 at Amortized Cost                                $       3,012   $   3,011,919
                                                                               -------------
    TOTAL INVESTMENTS (IDENTIFIED COST, $99,477,084)                           $  99,520,711
                                                                               -------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.0%                                                         1,980,360
                                                                               -------------
    NET ASSETS -- 100.0%                                                       $ 101,501,071
                                                                               =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

MANAGED SECTORS VARIABLE ACCOUNT

STOCKS -- 99.4%

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- 98.7%
BASIC MATERIALS -- 1.1%
3M Co.                                                                 8,600   $     731,258
CONSUMER STAPLES -- 2.5%
Avon Products, Inc.                                                   12,100   $     816,629
PepsiCo, Inc.                                                         19,000         885,780
                                                                               -------------
                                                                               $   1,702,409
                                                                               -------------
FINANCIAL SERVICES -- 13.5%
American Express Co.                                                  24,800   $   1,196,104
American International Group, Inc.                                    23,400       1,550,952
Bank of New York Co., Inc.                                            15,900         526,608
Citigroup, Inc.                                                       30,100       1,461,054
Fannie Mae                                                             9,100         683,046
Goldman Sachs Group, Inc.                                              7,400         730,602
MBNA Corp.                                                            39,700         986,545
Mellon Financial Corp.                                                16,300         523,393
Merrill Lynch & Co., Inc.                                             13,000         762,450
Northern Trust Corp.                                                   8,900         413,138
SLM Corp.                                                              9,800         369,264
                                                                               -------------
                                                                               $   9,203,156
                                                                               -------------
HEALTHCARE -- 16.0%
Abbott Laboratories, Inc.                                             17,400   $     810,840
Amgen, Inc.*                                                          16,400       1,013,520
Caremark Rx, Inc.*                                                    15,600         395,148
Genentech, Inc.*                                                       2,100         196,497
Genzyme Corp.*                                                        18,800         927,592
Gilead Sciences, Inc.*                                                19,200       1,116,288
Guidant Corp.                                                          7,700         463,540
Johnson & Johnson Co.                                                 32,400       1,673,784
Medtronic, Inc.                                                       15,000         729,150
Pfizer, Inc.                                                          65,000       2,296,450
Thermo Electron Corp.*                                                17,300         435,960
Wyeth                                                                 20,300         861,735
                                                                               -------------
                                                                               $  10,920,504
                                                                               -------------
INDUSTRIAL GOODS & SERVICES -- 4.9%
Danaher Corp.                                                          5,300   $     486,275
Emerson Electric Co.                                                   6,800         440,300
General Electric Co.                                                  59,000       1,827,820
Illinois Tool Works, Inc.                                              6,600         553,806
                                                                               -------------
                                                                               $   3,308,201
                                                                               -------------
LEISURE -- 13.8%
Clear Channel Communications, Inc.                                    25,800   $   1,208,214
Comcast Corp., "A"*                                                   33,400       1,097,858
Cox Communications, Inc.*                                             11,000         378,950
EchoStar Communications Corp., "A"*                                   21,800         741,200
InterActiveCorp*                                                      29,200         990,756
Lamar Advertising Co., "A"*                                           12,500         466,500
New York Times Co., "A"                                                9,300         444,447
Outback Steakhouse, Inc.                                               6,800         300,628
Starwood Hotels & Resorts Co., "B"                                    12,200         438,834
Time Warner, Inc.*                                                    57,700       1,038,023
Viacom, Inc., "B"                                                     32,600       1,446,788
Walt Disney Co.                                                        6,500         151,645
Westwood One, Inc.*                                                   19,700         673,937
                                                                               -------------
                                                                               $   9,377,780
                                                                               -------------
MISCELLANEOUS -- 2.3%
Apollo Group, Inc.,"A"*                                                8,800   $     598,400
BISYS Group, Inc.*                                                    25,800         383,904
Career Education Corp.*                                                7,400         296,518
DST Systems, Inc.*                                                     7,000         292,320
                                                                               -------------
                                                                               $   1,571,142
                                                                               -------------
RETAIL -- 10.8%
CVS Corp.                                                              7,100   $     256,452
Home Depot, Inc.                                                      12,700         450,723
Kohl's Corp.*                                                         28,300       1,271,802

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- continued
RETAIL -- continued
Nike, Inc., "B"                                                        8,000   $     547,680
Staples, Inc.*                                                        21,400         584,220
Target Corp.                                                          35,700       1,370,880
The TJX Cos., Inc.                                                    33,400         736,470
Wal-Mart Stores, Inc.                                                 26,800       1,421,740
Walgreen Co.                                                          12,400         451,112
Williams-Sonoma, Inc.*                                                 6,700         232,959
                                                                               -------------
                                                                               $   7,324,038
                                                                               -------------
TECHNOLOGY -- 29.6%
ADTRAN, Inc.                                                          15,200   $     471,200
Analog Devices, Inc.                                                  25,600       1,168,640
BEA Systems, Inc.*                                                    24,400         300,120
Cisco Systems, Inc.*                                                 121,900       2,960,951
Corning, Inc.*                                                        31,800         331,674
Dell, Inc.*                                                           41,400       1,405,944
Ebay, Inc.*                                                            9,700         626,523
IBM Corp.                                                             15,500       1,436,540
Intel Corp.                                                           34,200       1,101,240
Linear Technology Corp.                                               13,100         551,117
Maxim Integrated Products, Inc.                                       10,200         507,960
Mercury Interactive Corp.*                                            13,900         676,096
Microchip Technology, Inc.                                            18,000         600,480
Microsoft Corp.                                                      112,400       3,095,496
Network Associates, Inc.*                                             19,000         285,760
Novellus Systems, Inc.*                                               12,300         517,215
Oracle Corp.*                                                         58,800         776,160
QUALCOMM, Inc.                                                         7,200         388,296
Texas Instruments, Inc.                                               29,100         854,958
VERITAS Software Corp.*                                               32,800       1,218,848
Xilinx, Inc.*                                                         23,300         902,642
                                                                               -------------
                                                                               $  20,177,860
                                                                               -------------
TRANSPORTATION -- 2.7%
Fedex Corp.                                                           11,000   $     742,500
Southwest Airlines Co.                                                38,100         614,934
United Parcel Service, Inc., "B"                                       6,500         484,575
                                                                               -------------
                                                                               $   1,842,009
                                                                               -------------
UTILITIES & COMMUNICATIONS -- 1.5%
AT&T Wireless Services, Inc.*                                         77,600   $     620,024
Sprint Corp. (PCS Group)*                                             71,800         403,516
                                                                               -------------
                                                                               $   1,023,540
                                                                               -------------
    TOTAL U.S. STOCKS                                                          $  67,181,897
                                                                               -------------
FOREIGN STOCKS -- 0.7%
BERMUDA -- 0.7%
Ace Ltd. (Financial Services),                                        11,700   $     484,614
                                                                               -------------
    TOTAL STOCKS (IDENTIFIED COST, $57,637,875)                                $  67,666,511
                                                                               -------------

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
REPURCHASE AGREEMENT -- 0.4%
Merrill Lynch, dated 12/31/03, due 1/02/04, total to be
  received $261,014 (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly traded account),
  at cost                                                      $         261   $     261,000
                                                                               -------------
    TOTAL INVESTMENTS (IDENTIFIED COST, $57,898,875)                           $  67,927,511
                                                                               -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                                           138,761
                                                                               -------------
    NET ASSETS -- 100.0%                                                       $  68,066,272
                                                                               =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

MONEY MARKET VARIABLE ACCOUNT

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
COMMERCIAL PAPER -- 71.2%
Archer Daniels Midland Co.,
  due 3/16/04                                                  $         571   $     569,691
Bank of America Corp., due 3/15/04                                     1,195       1,192,298
Barclays Bank, PLC, due 3/05/04                                          960         958,140
Barton Capital Corp.,
  due 1/08/04 - 1/21/04                                                1,173       1,172,614
Blue Ridge Asset, due 1/09/04                                          1,100       1,099,734
Citibank Credit Card,
  due 1/13/04 - 2/10/04                                                1,177       1,175,948
Citigroup, Inc., due 1/12/04                                             500         499,835
Coca-Cola Co., due 3/05/04                                             1,184       1,181,832
Dexia Delaware LLC, due 1/09/04                                        1,165       1,164,718
Edison Asset Securitization LLC,
  due 1/13/04                                                          1,000         999,637
Equitable Resources, Inc.,
  due 1/13/04                                                          1,163       1,162,597
Falcon Asset Securitization,
  due 1/27/04                                                          1,183       1,182,073
Florida Power & Light Co.,
  due 2/27/04                                                          1,164       1,162,065
General Electric Capital Corp.,
  due 3/03/04 - 4/06/04                                                1,180       1,176,944
Goldman Sachs Group LP,
  due 1/30/04                                                          1,154       1,152,977
Govco, Inc., due 2/23/04                                                 568         567,088
HBOS Treasury Services PLC,
  due 2/04/04                                                          1,121       1,119,835
HSBC America, Inc., due 2/06/04                                          611         610,322
ING America Insurance Holdings,
  due 5/27/04                                                          1,176       1,170,574
Jupiter Securitization, due 1/08/04                                    1,101       1,100,767
Metropolitan Life Funding, Inc.,
  due 3/04/04                                                          1,100       1,097,844
Morgan Stanley Dean Witter,
  due 1/21/04                                                          1,160       1,159,304
New Center Asset Trust, due 1/02/04                                      695         694,981
Preferred Receivables Funding,
  due 1/15/04                                                            624         623,735
Salomon Smith Barney Holdings, Inc.,
  due 3/25/04                                                            682         680,281
Svenska Handelsbanken, Inc,
  due 2/25/04                                                          1,164       1,162,062
Thunder Bay Funding, Inc.,
  due 1/14/04                                                          1,100       1,099,563
                                                                               -------------
    TOTAL COMMERCIAL PAPER, AT AMORTIZED COST                                  $  26,937,459
                                                                               -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 18.7%
Federal Home Loan Bank,
  due 2/26/04 - 6/18/04                                        $       5,000   $   4,980,612
Federal National Mortgage Assn.,
  due 4/14/04                                                          2,100       2,093,115
                                                                               -------------
    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS,
      AT AMORTIZED COST AND VALUE                                              $   7,073,727
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
REPURCHASE AGREEMENT -- 10.0%
Goldman Sachs, dated 12/31/03, due 1/2/04, total to be
  received $3,775,208 (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly traded account,
  at Cost                                                      $       3,775   $   3,775,000
                                                                               -------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $37,786,186)                                           $  37,786,186
                                                                               -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.1%                                                            21,742
                                                                               -------------
    NET ASSETS -- 100.0%                                                       $  37,807,928
                                                                               =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003

TOTAL RETURN VARIABLE ACCOUNT

STOCKS -- 60.7%

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- 57.3%
AEROSPACE -- 0.8%
Honeywell International, Inc.                                          3,700   $     123,691
Lockheed Martin Corp.                                                 21,400       1,099,960
Northrop Grumman Corp.                                                 4,200         401,520
                                                                               -------------
                                                                               $   1,625,171
                                                                               -------------
BANKS & CREDIT COMPANIES -- 9.0%
American Express Co.                                                   9,200   $     443,716
Bank of America Corp.                                                 16,870       1,356,854
Bank One Corp.                                                        22,500       1,025,775
Citigroup, Inc.                                                       81,986       3,979,600
Fannie Mae                                                            19,400       1,456,164
FleetBoston Financial Corp.                                           49,330       2,153,255
Freddie Mac                                                           23,780       1,386,850
J. P. Morgan Chase & Co.                                              16,300         598,699
Mellon Financial Corp.                                                92,430       2,967,927
PNC Financial Services Group Co.                                       8,000         437,840
SouthTrust Corp.                                                      13,001         425,523
SunTrust Banks, Inc.                                                  21,100       1,508,650
U.S. Bancorp                                                          19,152         570,347
Wachovia Corp.                                                         5,899         274,834
Wells Fargo Co.                                                        2,400         141,336
                                                                               -------------
                                                                               $  18,727,370
                                                                               -------------
BROADCAST & CABLE TV -- 1.7%
Comcast Corp.*                                                        81,630   $   2,553,386
Comcast Corp., "A"*                                                        1              33
Cox Communications, Inc.*                                             17,000         585,650
Time Warner, Inc.*                                                    24,500         440,755
                                                                               -------------
                                                                               $   3,579,824
                                                                               -------------
BROKERAGE & ASSET MANAGERS -- 1.6%
Franklin Resources, Inc.                                               2,800   $     145,768
Merrill Lynch & Co., Inc.                                             38,810       2,276,206
Morgan Stanley Dean Witter & Co.                                      16,500         954,855
                                                                               -------------
                                                                               $   3,376,829
                                                                               -------------
CHEMICALS -- 1.8%
Air Products & Chemicals, Inc.                                        26,220   $   1,385,203
Dow Chemical Co.                                                      20,600         856,342
Lyondell Chemical Co.                                                 24,240         410,868
PPG Industries, Inc.                                                  17,300       1,107,546
                                                                               -------------
                                                                               $   3,759,959
                                                                               -------------
COMPUTER SOFTWARE -- 1.2%
Microsoft Corp.                                                       72,040   $   1,983,982
Network Associates, Inc.*                                             30,680         461,427
                                                                               -------------
                                                                               $   2,445,409
                                                                               -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.6%
Hewlett-Packard Co.                                                   23,700   $     544,389
IBM Corp.                                                              6,560         607,981
                                                                               -------------
                                                                               $   1,152,370
                                                                               -------------
CONSUMER GOODS & SERVICES -- 2.2%
Colgate-Palmolive Co.                                                  3,200   $     160,160
Gillette Co.                                                          11,000         404,030
Kimberly-Clark Corp.                                                  43,900       2,594,051
Newell Rubbermaid, Inc.                                               59,100       1,345,707
Procter & Gamble Co.                                                   1,320         131,842
                                                                               -------------
                                                                               $   4,635,790
                                                                               -------------
CONTAINERS -- 0.7%
Owens-Illinois, Inc.*                                                 74,930   $     890,918
Smurfit-Stone Container Corp.*                                        33,900         629,523
                                                                               -------------
                                                                               $   1,520,441
                                                                               -------------
ELECTRICAL EQUIPMENT -- 1.7%
Emerson Electric Co.                                                  12,700   $     822,325
General Electric Co.                                                  54,520       1,689,030
Tyco International Ltd.                                               40,910       1,084,115
                                                                               -------------
                                                                               $   3,595,470
                                                                               -------------

ISSUER                                                             SHARES          VALUE
U.S. STOCKS -- continued
ELECTRONICS -- 0.3%
Texas Instruments, Inc.                                               23,920   $     702,770
                                                                               -------------
ENERGY -- INDEPENDENT -- 1.3%
Devon Energy Corp.                                                    41,870   $   2,397,476
Unocal Corp.                                                           7,700         283,591
                                                                               -------------
                                                                               $   2,681,067
                                                                               -------------
ENERGY -- INTEGRATED -- 2.0%
ConocoPhillips Corp.                                                   7,000   $     458,990
Exxon Mobil Corp.                                                     58,392       2,394,072
Occidental Petroleum Corp.                                            32,300       1,364,352
                                                                               -------------
                                                                               $   4,217,414
                                                                               -------------
ENTERTAINMENT -- 1.7%
Viacom, Inc., "B"                                                     71,593   $   3,177,297
Walt Disney Co.                                                       13,850         323,121
                                                                               -------------
                                                                               $   3,500,418
                                                                               -------------
FOOD & DRUG STORES -- 0.7%
Kroger Co.*                                                           69,420   $   1,284,964
Rite Aid Corp.*                                                       19,300         116,572
                                                                               -------------
                                                                               $   1,401,536
                                                                               -------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.1%
Archer-Daniels-Midland Co.                                            53,107   $     808,289
Kellogg Co.                                                           33,100       1,260,448
PepsiCo, Inc.                                                          5,286         246,433
                                                                               -------------
                                                                               $   2,315,170
                                                                               -------------
FOREST & PAPER PRODUCTS -- 0.9%
Boise Cascade Corp.                                                    3,600   $     118,296
Bowater, Inc.                                                         18,440         853,956
International Paper Co.                                               23,100         995,841
                                                                               -------------
                                                                               $   1,968,093
                                                                               -------------
GAMING & LODGING -- 0.2%
Hilton Hotels Corp.                                                   14,680   $     251,468
Starwood Hotels & Resorts Co., "B"                                     4,600         165,462
                                                                               -------------
                                                                               $     416,930
                                                                               -------------
GENERAL MERCHANDISE -- 1.0%
May Department Stores Co.                                              8,300   $     241,281
Sears, Roebuck & Co.                                                  40,180       1,827,788
                                                                               -------------
                                                                               $   2,069,069
                                                                               -------------
INSURANCE -- 3.6%
Allstate Corp.                                                        60,810   $   2,616,046
Chubb Corp.                                                           12,700         864,870
Hartford Financial Services Group, Inc.                               36,360       2,146,331
Marsh & McLennan Cos., Inc.                                            1,700          81,413
MetLife, Inc.                                                         18,600         626,262
Travelers Property Casualty Corp., "A"                                72,701       1,219,923
Travelers Property Casualty Corp., "B"                                     1              17
                                                                               -------------
                                                                               $   7,554,862
                                                                               -------------
MACHINERY & TOOLS -- 0.3%
Deere & Co.                                                            9,590   $     623,829
                                                                               -------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 0.3%
Tenet Healthcare Corp.*                                               35,400   $     568,170
                                                                               -------------
MEDICAL EQUIPMENT -- 0.4%
Baxter International, Inc.                                            25,080   $     765,442
                                                                               -------------
METALS & MINING -- 0.9%
Alcoa, Inc.                                                           47,440   $   1,802,720
                                                                               -------------
NATURAL GAS -- DISTRIBUTION -- 0.2%
National Fuel Gas Co.                                                 16,300   $     398,372
WGL Holdings, Inc.                                                     4,610         128,112
                                                                               -------------
                                                                               $     526,484
                                                                               -------------
OIL SERVICES -- 3.9%
BJ Services Co.*                                                      24,750   $     888,525
Cooper Cameron Corp.*                                                 13,290         619,314
GlobalSantaFe Corp.                                                   91,030   $   2,260,275
Noble Corp.*                                                          72,055       2,578,128
Schlumberger Ltd.                                                     32,680       1,788,249
                                                                               -------------
                                                                               $   8,134,491
                                                                               -------------
PHARMACEUTICALS -- 5.0%
Eli Lilly & Co.                                                       10,380   $     730,025
Johnson & Johnson Co.                                                 53,100       2,743,146
Merck & Co., Inc.                                                     30,260       1,398,012
Pfizer, Inc.                                                          74,200       2,621,486
Schering-Plough Corp.                                                147,660       2,567,808
Wyeth                                                                  6,800         288,660
                                                                               -------------
                                                                               $  10,349,137
                                                                               -------------
PRINTING & PUBLISHING -- 0.9%
New York Times Co., "A"                                               19,600   $     936,684
Tribune Co.                                                           18,500         954,600
                                                                               -------------
                                                                               $   1,891,284
                                                                               -------------
RAILROAD & SHIPPING -- 0.9%
Burlington Northern Santa Fe Railway Co.                              28,860   $     933,621
Union Pacific Corp.                                                   12,300         854,604
                                                                               -------------
                                                                               $   1,788,225
                                                                               -------------
REAL ESTATE -- 0.4%
Equity Residential Properties Trust                                   26,760   $     789,688
Healthcare Reality Trust                                               1,100          39,325
                                                                               -------------
                                                                               $     829,013
                                                                               -------------
RESTAURANTS -- 0.3%
McDonald's Corp.                                                      23,500   $     583,505
                                                                               -------------
SPECIALTY CHEMICALS -- 0.1%
Praxair, Inc.                                                          3,800   $     145,160
                                                                               -------------
SPECIALTY STORES -- 0.4%
Home Depot, Inc.                                                      21,000   $     745,290
                                                                               -------------
TELECOMMUNICATIONS -- WIRELESS -- 1.9%
AT&T Wireless Services, Inc.*                                        359,847   $   2,875,177
Telephone & Data Systems, Inc.                                        16,940       1,059,597
                                                                               -------------
                                                                               $   3,934,774
                                                                               -------------
TELEPHONE SERVICES -- 3.9%
AT&T Corp.                                                           100,974   $   2,049,772
BellSouth Corp.                                                       24,400         690,520
SBC Communications, Inc.                                              50,424       1,314,554
Verizon Communications, Inc.                                         112,216       3,936,537
                                                                               -------------
                                                                               $   7,991,383
                                                                               -------------
TOBACCO -- 0.6%
Altria Group, Inc.                                                    22,200   $   1,208,124
                                                                               -------------
UTILITIES -- ELECTRIC POWER -- 2.8%
Calpine Corp.*                                                       198,400   $     954,304
Cinergy Corp.                                                          8,100         314,361
Dominion Resources, Inc.                                               3,400         217,022
Entergy Corp.                                                          5,200         297,076
Exelon Corp.                                                           5,420         359,671
FirstEnergy Corp.                                                     12,530         441,056
FPL Group, Inc.                                                        4,060         265,605
NiSource, Inc.                                                        36,011         790,081
PPL Corp.                                                             13,600         595,000
TXU Corp.                                                             64,090       1,520,215
                                                                               -------------
                                                                               $   5,754,391
                                                                               -------------
    Total U.S. Stocks                                                          $ 118,887,384
                                                                               -------------
FOREIGN STOCKS -- 3.4%
AUSTRALIA -- 0.3%
BHP Billiton Ltd. (Metals & Mining)                                   58,400   $     536,022
                                                                               -------------
FRANCE -- 0.2%
Total Fina S.A.,
  ADR (Energy - Integrated)                                            4,000   $     370,040
                                                                               -------------

ISSUER                                                             SHARES          VALUE
FOREIGN STOCKS -- continued
SWITZERLAND -- 1.0%
Novartis AG (Pharmaceuticals)                                         20,200   $     916,698
Roche Holdings AG (Pharmaceuticals)                                    5,900         594,864
Syngenta AG (Chemicals)                                                7,300         491,465
                                                                               -------------
                                                                               $   2,003,027
                                                                               -------------
UNITED KINGDOM -- 1.9%
BP Amoco PLC, ADR
  (Energy - Integrated)                                               31,270   $   1,543,175
Diageo PLC (Alcoholic Beverages)*                                     27,000         354,243
Reed Elsevier PLC
  (Printing & Publishing)                                            140,900       1,175,198
Vodafone Group PLC, ADR
  (Telecommunications - Wireless)                                     37,959         950,493
                                                                               -------------
                                                                               $   4,023,109
                                                                               -------------
    TOTAL FOREIGN STOCKS                                                       $   6,932,198
                                                                               -------------
    TOTAL STOCKS (IDENTIFIED COST, $109,531,588)                               $ 125,819,582
                                                                               -------------

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
BONDS  36.2%
U.S. BONDS -- 35.1%
AEROSPACE -- 0.5%
BAE Systems Holding, Inc., 6.4s, 2011                          $         223   $     239,708
Boeing Capital Corp., 6.5s, 2012                                         373         407,817
Northrop Grumman Corp., 7.75s, 2031                                      326         396,415
                                                                               -------------
                                                                               $   1,043,940
                                                                               -------------
AIRLINES -- 0.3%
Continental Airlines Pass-Through Trust,
  Inc., 6.648s, 2019                                           $         606   $     591,980
Jet Equipment Trust, 11.44s, 2014 ##                                     300           1,500
                                                                               -------------
                                                                               $     593,480
                                                                               -------------
AGENC -- OTHER
Small Business Administration,
  4.35s, 2023                                                  $          52   $      50,111
                                                                               -------------
ALCOHOLIC BEVERAGES -- 0.1%
Miller Brewing Company, 5.5s, 2013                             $         108   $     110,337
                                                                               -------------
ASSET BACKED & SECURITIZED -- 1.8%
Chase Commercial Mortgage
  Securities Corp., 6.39s, 2030                                $         369   $     410,010
Chase Commercial Mortgage
  Securities Corp., 7.543s, 2032                                         118         130,612
Chase Mortgage Finance Trust, 6s, 2017                                    43          43,561
Criimi Mae Corp., 6.701s, 2030                                           190         203,499
Criimi Mae Corp., 7s, 2033                                               320         346,856
CWMBS, Inc. Pass-Through Trust, 8s, 2030                                 529         537,300
Deutsche Mortgage and
  Asset Receiving Corp.,
  6.538s, 2031                                                           225         246,415
Federal National Mortgage Assn.,
  4.08s, 2031                                                            273         273,410
First Union Lehman Brothers Bank,
  6.56s, 2035                                                            101         112,546
GS Mortgage Securities Corp.,
  6.06s, 2030                                                            322         336,436
Morgan Stanley Capital I Inc., 0s, 2030                                9,471         270,074
Mortgage Capital Funding, Inc.,
  6.337s, 2031                                                           326         359,623
Multi Family Capital Access One In,
  6.65s, 2024                                                             67          74,851
Residential Accredit Loans, Inc., 7s, 2028                               138         138,375
Residential Funding Mortgage Securities,
  Inc., 6s, 2016                                                         234         235,080
                                                                               -------------
                                                                               $   3,718,648
                                                                               -------------
AUTOMOTIVE -- 0.6%
Daimlerchrysler North America Holdings,
  6.5s, 2013                                                   $         163   $     171,706
Ford Motor Co., 7.45s, 2031                                              195         197,051
Ford Motor Credit Co., 6.875s, 2006                                       16          17,077
Ford Motor Credit Co., 7s, 2013                                          110         116,015
General Motors Acceptance Corp.,
  6.875s, 2011                                                           277         298,364
General Motors Acceptance Corp.,
  7.25s, 2011                                                            185         202,965
General Motors Acceptance Corp.,
  8s, 2031                                                               176         197,642
General Motors Corp., 7.2s, 2011                                          41          45,079
                                                                               -------------
                                                                               $   1,245,899
                                                                               -------------
BANKS & CREDIT COMPANIES -- 1.2%
Abbey National Capital, 8.963s, 2049                           $         179   $     237,674
Bank of America Corp., 7.4s, 2011                                        299         350,676
Credit Suisse First Bank of America, Inc.,
  6.125s, 2011                                                            67          72,945
Credit Suisse First Bank of America, Inc.,
  4.625s, 2008                                                           736         765,050
Popular North America, Inc.,
  4.25s, 2008                                                            211         214,562
RBS Capital Trust, 6.425s, 2049                                          161         162,719
Socgen Real Estate Co., 7.64s, 2049 ##                                   361         407,846
Unicredito Italiano Capital Trust,
  9.2s, 2049                                                             208         261,298
                                                                               -------------
                                                                               $   2,472,770
                                                                               -------------
BROADCAST & CABLE TV -- 0.4%
Cox Communications, Inc., 7.75s, 2010                          $         237   $     282,329
TCI Communications Financing III,
  9.65s, 2027                                                            425         512,125
                                                                               -------------
                                                                               $     794,454
                                                                               -------------
BROKERAGE & ASSET MANAGERS -- 0.4%
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                                  $         334   $     389,318
Morgan Stanley Dean Witter & Co.,
  6.1s, 2006                                                             353         381,988
                                                                               -------------
                                                                               $     771,306
                                                                               -------------
BUILDING -- 0.1%
CRH America, Inc., 6.95s, 2012                                 $         208   $     234,671
                                                                               -------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75s, 2008                                  $         162   $     173,693
                                                                               -------------
CONGLOMERATES -- 0.4%
General Electric Capital Corp.,
  7.5s, 2005                                                   $         536   $     577,662
General Electric Capital Corp.,
  8.75s, 2007                                                            130         154,105
                                                                               -------------
                                                                               $     731,767
                                                                               -------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                                    $         147   $     161,280
Cendant Corp., 6.25s, 2008                                                90          98,174
                                                                               -------------
                                                                               $     259,454
                                                                               -------------
CORPORATE ASSET-BACKED -- 1.0%
BCF LLC, 7.75s, 2026 ##                                        $          76   $      59,928
Bear Stearns Commercial
  Mortgage Securities, Inc., 6.8s, 2008                                  354         376,220
Beneficial Home Equity Loan Trust,
  1.239s, 2037                                                           360         356,610
Certificates Funding Corp., 6.716s, 2004                                 289         294,327
Citibank Credit Card Corp., 6.65s, 2008                                  623         672,898
First Union-Lehman Brothers
  Commercial Mortgage Corp., 7.38s, 2029                                  90         100,029

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
CORPORATE ASSET-BACKED -- continued
J.P. Morgan Commercial Mortgage
  Finance Corp., 6.613s, 2030                                  $         175   $     193,962
Merrill Lynch Mortgage Investors, Inc.,
  6.39s, 2030                                                             99         108,241
                                                                               -------------
                                                                               $   2,162,215
                                                                               -------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15s, 2008                                      $         217   $     236,127
                                                                               -------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp., ULC,
  6.875s, 2011                                                 $         348   $     394,606
                                                                               -------------
ENERGY -- INTEGRATED -- 0.1%
Amerada Hess Corp., 7.3s, 2031                                 $          62   $      64,021
Phillips Petroleum Co., 8.5s, 2005                                        40          43,605
                                                                               -------------
                                                                               $     107,626
                                                                               -------------
ENTERTAINMENT -- 0.3%
AOL Time Warner, Inc., 6.15s, 2007                             $          97   $     105,539
News America Holdings, Inc.,
  6.703s, 2004                                                           215         218,432
Time Warner, Inc., 6.875s, 2018                                          172         189,146
Time Warner, Inc., 10.15s, 2012                                            1           1,335
Walt Disney Co., 6.75s, 2006                                              69          75,048
                                                                               -------------
                                                                               $     589,500
                                                                               -------------
FINANCIAL INSTITUTIONS -- 0.4%
SLM Corp., 5.375s, 2013                                        $         195   $     200,096
SLM Corp., Medium Term Note,
  4s, 2009                                                               153         154,051
SunAmerica Institutional, 5.75s, 2009                                    441         475,618
                                                                               -------------
                                                                               $     829,765
                                                                               -------------
FINANCIAL SERVICES -- 0.1%
Countrywide Home Loans, Inc.,
  6.85s, 2004                                                  $         232   $     237,540
                                                                               -------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.2%
Kellogg Co., 6s, 2006                                          $         291   $     311,818
Kraft Foods, Inc., 6.25s, 2012                                           122         132,963
                                                                               -------------
                                                                               $     444,781
                                                                               -------------
FOREST & PAPER PRODUCTS -- 0.2%
Meadwestvaco Corp., 6.8s, 2032                                 $         104   $     106,945
Weyerhaeuser Co., 6.75s, 2012                                            254         277,099
                                                                               -------------
                                                                               $     384,044
                                                                               -------------
GAMING & LODGING -- 0.2%
Harrahs Operating Co., Inc.,
  7.125s, 2007                                                 $         193   $     214,923
MGM Mirage, Inc., 8.5s, 2010                                             179         205,403
                                                                               -------------
                                                                               $     420,326
                                                                               -------------
INSURANCE -- 0.4%
AIG SunAmerica, 7.6s, 2005                                     $         444   $     482,411
Metlife, Inc., 6.5s, 2032                                                180         190,866
Prudential Funding Corporation
  Medium Term Note 144A, 6.6s, 2008                                      179         199,261
                                                                               -------------
                                                                               $     872,538
                                                                               -------------
INSURANCE -- PROPERTY & CASUALTY -- 0.1%
Allstate Corp., 6.125s, 2032                                   $         185   $     190,236
Safeco Corp., 4.875s, 2010                                                32          32,991
Travelers Property Casualty Corp.,
  6.375s, 2033                                                            84          87,592
                                                                               -------------
                                                                               $     310,819
                                                                               -------------
MACHINERY & TOOLS -- 0.1%
Kennametal, Inc., 7.2s, 2012                                   $         211   $     223,799
                                                                               -------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 0.2%
HCA, Inc., 6.95s, 2012                                         $         276   $     295,931
HCA, Inc., 6.25s, 2013                                                    32          32,755
The Healthcare Co., 8.75s, 2010                                           60          71,444
                                                                               -------------
                                                                               $     400,130
                                                                               -------------
MORTGAGE BACKED -- 12.5%
Federal Home Loan Pc, 5s, 2017                                 $         116   $     118,243
Federal Home Loan Pc, 4.5s, 2018                                         705         705,666
Federal Home Loan Pc, 5s, 2018                                           266         270,990
Federal Home Loan Pc, 5s, 2033                                         1,185       1,170,299
Federal Home Loan Pc, 5.5s, 2033                                       1,499       1,517,791
Federal National Mortgage Assn.,
  5.722s, 2009                                                           830         894,642
Federal National Mortgage Assn.,
  5.5s, 2016                                                             652         676,856
Federal National Mortgage Assn.,
  6s, 2016                                                             1,214       1,274,441
Federal National Mortgage Assn.,
  5.5s, 2017                                                             665         689,540
Federal National Mortgage Assn.,
  6s, 2017                                                               669         702,176
Federal National Mortgage Assn.,
  4.5s, 2018                                                             880         882,170
Federal National Mortgage Assn.,
  5s, 2018                                                             2,099       2,143,207
Federal National Mortgage Assn.,
  6.5s, 2028                                                             443         465,436
Federal National Mortgage Assn.,
  7.5s, 2030                                                              55          58,549
Federal National Mortgage Assn.,
  6.5s, 2031                                                           1,302       1,361,482
Federal National Mortgage Assn.,
  7.5s, 2031                                                             167         178,074
Federal National Mortgage Assn.,
  6s, 2032                                                             2,105       2,176,334
Federal National Mortgage Assn.,
  6.5s, 2032                                                           1,810       1,893,199
Federal National Mortgage Assn.,
  5.5s, 2033                                                           3,929       3,982,532
Federal National Mortgage Assn.,
  6s, 2033                                                             1,045       1,080,976
Government National Mortgage Assn.,
  7.5s, 2023                                                             139         149,775
Government National Mortgage Assn.,
  7.5s, 2024                                                               3           3,330
Government National Mortgage Assn.,
  6.5s, 2028                                                             515         543,590
Government National Mortgage Assn.,
  5.5s, 2033                                                           1,951       1,985,831
Government National Mortgage Assn.,
  6s, 2033                                                               962       1,000,574
                                                                               -------------
                                                                               $  25,925,703
                                                                               -------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners,
  6.75s, 2011                                                  $         315   $     353,585
Kinder Morgan Energy Partners,
  7.75s, 2032                                                            117         139,579
                                                                               -------------
                                                                               $     493,164
                                                                               -------------
PHARMACEUTICALS
Wyeth, 6.5s, 2034                                              $          31   $      31,627
                                                                               -------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc.,
  7.375s, 2010                                                 $         508   $     587,009
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
PRINTING & PUBLISHING -- 0.1%
BELO Corp., 7.75s, 2027                                        $         226   $     258,220
                                                                               -------------
REAL ESTATE -- 0.5%
Boston Properities Limited Partnership,
  5s, 2015                                                     $          42   $      40,113
EOP Operating Limited Partnership,
  6.8s, 2009                                                              29          32,526
Simon Property Group Inc., New,
  6.75s, 2004                                                            578         580,791
Vornado Reality Trust, 5.625s, 2007                                      383         408,908
                                                                               -------------
                                                                               $   1,062,338
                                                                               -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35s, 2006                      $         107   $     117,007
AT&T Wireless Services, Inc., 8.75s, 2031                                125         154,229
                                                                               -------------
                                                                               $     271,236
                                                                               -------------
TELECOMMUNICATIONS -- WIRELINE -- 0.8%
Alltel Corporation, 7.875s, 2032                               $         127   $     154,691
Citizens Communications Co., 8.5s, 2006                                  125         136,483
Citizens Communications Co.,
  7.625s, 2008                                                           254         278,117
Sprint Capital Corp., 6.875s, 2028                                       124         121,003
Sprint Capital Corp., 7.125s, 2006                                        77          83,304
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                            270         292,643
Verizon New York, Inc., 6.875s, 2012                                     486         537,762
                                                                               -------------
                                                                               $   1,604,003
                                                                               -------------
U.S. GOVERNMENT AGENCIES -- 4.3%
Federal Home Loan Banks,
  2.875s, 2006                                                 $         365   $     368,877
Federal Home Loan Mortgage Corp.,
  2.875s, 2006                                                         1,405       1,415,073
Federal Home Loan Mortgage Corp.,
  6s, 2011                                                                94         104,330
Federal National Mortgage Assn.,
  5.25s, 2007                                                          1,211       1,303,482
Federal National Mortgage Assn.,
  6.625s, 2009                                                         1,286       1,470,514
Federal National Mortgage Assn.,
  6.625s, 2010                                                         3,148       3,616,976
Federal National Mortgage Assn.,
  5.125s, 2014                                                           285         285,991
Student Loan Marketing Assn.,
  5s, 2004                                                               250         254,972
                                                                               -------------
                                                                               $   8,820,215
                                                                               -------------
U.S. TREASURY OBLIGATIONS -- 5.0%
U.S. Treasury Bonds, 8s, 2021                                  $         703   $     949,435
U.S. Treasury Bonds, 6.25s, 2023                                       1,834       2,090,402
U.S. Treasury Bonds, 5.375s, 2031                                        338         352,484
U.S. Treasury Notes, 1.25s, 2005                                         387         385,972
U.S. Treasury Notes, 1.625s, 2005                                         52          52,179
U.S. Treasury Notes, 5.75s, 2005                                         665         713,992
U.S. Treasury Notes, 6.5s, 2005                                          978       1,045,237
U.S. Treasury Notes, 4.375s, 2007                                        146         154,606
U.S. Treasury Notes, 4.25s, 2010                                         736         855,246
U.S. Treasury Notes, 3s, 2012                                          1,148       1,251,847
U.S. Treasury Notes, 3.875s, 2013                                      2,475       2,422,792
                                                                               -------------
                                                                               $  10,274,192
                                                                               -------------
UTILITIES -- ELECTRIC POWER -- 1.7%
Centerpoint Energy Resources Corp.,
  7.875s, 2013 ##                                              $          65   $      73,586
DTE Energy Co., 7.05s, 2011                                              238         266,879
Entergy Mississippi, Inc., 6.2s, 2004                                    256         259,569
Exelon Generation Co. LLC, 6.95s, 2011                                    77          86,471
FirstEnergy Corp., 6.45s, 2011                                            72          74,624
GGIB Funding Corp., 7.43s, 2011                                $         122   $     125,179
Gulf States Utilities Co., 8.25s, 2004                                   128         130,010
Midamerican Energy Holdings Co.,
  3.5s, 2008                                                             118         116,009
Midamerican Energy Holdings Co.,
  5.875s, 2012 ##                                                         61          63,960
Midamerican Funding LLC,
  6.927s, 2029                                                           454         492,666
Niagara Mohawk Power Corp.,
  7.75s, 2006                                                              1           1,117
Northeast Utilities, 8.58s, 2006                                         155         169,494
Oncor Electric Delivery Co., 7s, 2032                                    312         344,183
Progress Energy, Inc., 7.1s, 2011                                         69          77,737
Progress Energy, Inc., 6.85s, 2012                                       195         217,324
PSE&G Power LLC, 6.95s, 2012                                             124         139,845
PSE&G Power LLC, 8.625s, 2031                                             91         117,203
Toledo Edison Co., 7.875s, 2004                                          320         330,393
TXU Energy Company Llc, 7s, 2013                                          75          82,950
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                            372         423,313
                                                                               -------------
                                                                               $   3,592,512
                                                                               -------------
    TOTAL U.S. BONDS                                                           $  72,734,565
                                                                               -------------
FOREIGN BONDS -- 1.1%
CANADA -- 0.1%
Hydro Quebec, 6.3s, 2011                                       $         262   $     295,485
                                                                               -------------
FRANCE -- 0.1%
France Telecom S.A
  (Telecommunications - Wireline),
  9.75s, 2031                                                  $         220   $     292,309
                                                                               -------------
GERMANY
Deutsche Telekom, 8.75s, 2030                                  $          70   $      89,420
                                                                               -------------
HONG KONG -- 0.1%
Pccw-Hktc Capital Ltd
  (Telecommunications - Wireline),
  6s, 2013                                                     $         150   $     150,780
                                                                               -------------
ISRAEL -- 0.1%
Israel St, 4.625s, 2013                                        $         112   $     106,813
                                                                               -------------
ITALY -- 0.3%
Republic of Italy, 4.625s, 2005                                $         363   $     377,309
Telecom Italia Cap
  (Telecommunications - Wireline),
  5.25s, 2013                                                            246         246,490
                                                                               -------------
                                                                               $     623,799
                                                                               -------------
MEXICO -- 0.3%
Pemex Project Funding Master Trust
  (Oil Services), 9.125s, 2010                                 $         282   $     334,170
Pemex Project Funding Master Trust
  (Oil Services), 8.625s, 2022                                            39          43,192
United Mexican States, 8.125s, 2019                                       85          94,988
United Mexican States, 8s, 2022                                           55          60,170
                                                                               -------------
                                                                               $     532,520
                                                                               -------------
SINGAPORE-- 0.1%
DBS Capital Funding Corp.
  (Banks & Credit Companies),
  7.657s, 2049                                                 $         170   $     195,755
                                                                               -------------
    TOTAL FOREIGN BONDS                                                        $   2,286,881
                                                                               -------------
    TOTAL BONDS
      (IDENTIFIED COST, $72,563,780)                                           $  75,021,446
                                                                               -------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
CONVERTIBLE PREFERRED STOCK -- 0.2%
U.S. STOCKS -- 0.2%
INSURANCE -- 0.1%
Chubb Corp.                                                    $       6,100   $     174,216
                                                                               -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
Motorola, Inc., 7.0s                                                   5,200         225,836
                                                                               -------------
    TOTAL CONVERTIBLE PREFERRED STOCK
      (IDENTIFIED COST, $374,357)                                              $     400,052
                                                                               -------------

                                                                  SHARES
PREFERRED STOCK -- 0.1%
U.S. STOCKS -- 0.1%
INSURANCE -- 0.1%
Hartford Financial Services Group
  Incorporated
  (Identified Cost, $283,611)                                          6,000   $     354,720
                                                                               -------------

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
SHORT-TERM OBLIGATIONS -- 2.7%
New Center Asset Trust,
  due 1/02/04, at Amortized Cost                               $       5,552   $   5,551,851
                                                                               -------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $188,305,187)                                          $ 207,147,651
                                                                               -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.1%                                                           187,821
                                                                               -------------
    NET ASSETS -- 100.0%                                                       $ 207,335,472
                                                                               =============

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ** Non-income producing security - in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for an open futures contract.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. Dollar. A list of abbreviations is shown below.

AUD=Australian Dollar
CAD=Canadian Dollar
DKK=Danish Kroner
EUR=Euro
GBP=British Pounds
JPY=Japanese Yen
NOK=Norwegian Kroner
NZD=New Zealand Dollar
SEK=Swedish Kroner

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2003
(000 Omitted)

                                                                         CAPITAL       GLOBAL     GOVERNMENT       HIGH
                                                                      APPRECIATION  GOVERNMENTS   SECURITIES       YIELD
                                                                         VARIABLE      VARIABLE    VARIABLE      VARIABLE
                                                                         ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                                                      ------------  -----------   -----------   -----------
Assets:
  Investments --
    Investments cost                                                   $   272,571  $    11,054   $   109,031   $    99,477
    Unrealized appreciation                                                 28,530        1,317         4,004            44
    Repurchase agreements, at value                                         12,240          745         3,865            --
                                                                       -----------  -----------   -----------   -----------
      Total investments, at value                                      $   313,341  $    13,116   $   116,900   $    99,521

  Cash                                                                           1            0*            0*           27
  Receivable for forward foreign currency exchange contracts                    --           72            --            --
  Receivable for daily variation margin on open future contracts                --            0*           --            --
  Receivable for investments sold                                            7,529           --            --            92
  Receivable for units sold                                                    119            1             5             7
  Interest and dividends receivable                                            248          209         1,242         2,013
  Receivable from sponsor                                                       --           --             5             1
  Other assets                                                                   8            0*            1             1
                                                                       -----------  -----------   -----------   -----------
      Total assets                                                     $   321,246  $    13,398   $   118,153   $   101,662
                                                                       ===========  ===========   ===========   ===========
Liabilities:
  Payable for forward foreign currency exchange contracts              $        --  $       135   $        --   $        56
  Payable for investments purchased                                          6,710            2            --            23
  Payable for units surrendered                                                151           22            93            19
  Payable to affiliates --
    Investment adviser                                                           6            0*            2             2
    Sponsor                                                                      2            0*           --            --
  Accrued expenses and other liabilities                                        51           42            53            61
                                                                       -----------  -----------   -----------   -----------
      Total liabilities                                                $     6,920  $       201   $       148   $       161
                                                                       -----------  -----------   -----------   -----------
        Net assets                                                     $   314,326  $    13,197   $   118,005   $   101,501
                                                                       ===========  ===========   ===========   ===========

                                                                         MANAGED       MONEY        TOTAL
                                                                         SECTORS       MARKET       RETURN
                                                                        VARIABLE      VARIABLE     VARIABLE
                                                                         ACCOUNT       ACCOUNT      ACCOUNT
                                                                       -----------  -----------   -----------
Assets:
  Investments --
    Investments cost                                                   $    57,638  $    34,011   $   188,305
    Unrealized appreciation                                                 10,029           --        18,842
    Repurchase agreements, at value                                            261        3,775            --
                                                                       -----------  -----------   -----------
      Total investments, at value                                      $    67,928  $    37,786   $   207,147

  Cash                                                                           1            0*           10
  Receivable for forward foreign currency exchange contracts                    --           --            --
  Receivable for daily variation margin on open future contracts                --           --            --
  Receivable for investments sold                                            1,082           --           659
  Receivable for units sold                                                      5           42             8
  Interest and dividends receivable                                             55            0*        1,046
  Receivable from sponsor                                                       --            4             2
  Other assets                                                                   1           13             4
                                                                       -----------  -----------   -----------
      Total assets                                                     $    69,072  $    37,845   $   208,876
                                                                       ===========  ===========   ===========
Liabilities:
  Payable for forward foreign currency exchange contracts              $        --  $        --   $        --
  Payable for investments purchased                                            919           --         1,425
  Payable for units surrendered                                                 57            8            69
  Payable to affiliates --
    Investment adviser                                                           1            0*            4
    Sponsor                                                                      0*          --            --
  Accrued expenses and other liabilities                                        29           29            43
                                                                       -----------  -----------   -----------
      Total liabilities                                                $     1,006  $        37   $     1,541
                                                                       -----------  -----------   -----------
        Net assets                                                     $    68,066  $    37,808   $   207,335
                                                                       ===========  ===========   ===========

* Amount less than $500.

                       See notes to financial statements.

                                                                                     CAPITAL       GLOBAL     GOVERNMENT    HIGH
                                                                                   APPRECIATION  GOVERNMENTS  SECURITIES    YIELD
                                                                            UNIT     VARIABLE     VARIABLE     VARIABLE   VARIABLE
                                                                  UNIT     VALUE     ACCOUNT       ACCOUNT      ACCOUNT    ACCOUNT
                                                                 ------  --------- ------------  -----------  ----------  ---------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2                                                       4,040  $  50.814   $ 205,432
  Compass 3                                                         621     33.539      20,828
  Compass 3 - Level 2                                             6,086     13.940      84,839
Global Governments Variable Account --
  Compass 2                                                         161  $  25.169                $  4,058
  Compass 3                                                          41     24.578                   1,019
  Compass 3 - Level 2                                               559     14.396                   8,051
Government Securities Variable Account --
  Compass 2                                                       2,447  $  36.470                             $  89,203
  Compass 3                                                         147     25.501                                 3,752
  Compass 3 - Level 2                                             1,562     14.912                                23,293
High Yield Variable Account --
  Compass 2                                                       1,827  $  34.056                                        $  62,201
  Compass 3                                                         115     25.048                                            2,865
  Compass 3 - Level 2                                             2,631     13.386                                           35,229
Managed Sectors Variable Account --
  Compass 2                                                         409  $  41.525
  Compass 3                                                         202     40.837
  Compass 3 - Level 2                                             3,228     13.215
Money Market Variable Account --
  Compass 2                                                       1,172  $  20.188
  Compass 3                                                         155     16.553
  Compass 3 - Level 2                                               896     12.390
Total Return Variable Account --
  Compass 2                                                       1,688  $  41.571
  Compass 3                                                         453     40.597
  Compass 3 - Level 2                                             5,946     19.599
                                                                                     ---------    --------     ---------  ---------
    Net assets applicable to owners of deferred contracts                              311,099      13,128       116,248    100,295

Reserve for variable annuities --
  Compass 2 Contracts                                                                    2,907          19         1,675      1,161
  Compass 3 Contracts                                                                        1          42            --          2
  Compass 3 - Level 2 Contracts                                                            319           8            82         43
                                                                                     ---------    --------     ---------  ---------
    Net assets                                                                       $ 314,326    $ 13,197     $ 118,005  $ 101,501
                                                                                     =========    ========     =========  =========

                                                                                      MANAGED       MONEY       TOTAL
                                                                                      SECTORS      MARKET       RETURN
                                                                                     VARIABLE     VARIABLE     VARIABLE
                                                                                      ACCOUNT      ACCOUNT      ACCOUNT
                                                                                     ---------    --------     ---------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Global Governments Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Government Securities Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
High Yield Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Managed Sectors Variable Account --
  Compass 2                                                                          $  16,959
  Compass 3                                                                              8,232
  Compass 3 - Level 2                                                                   42,662
Money Market Variable Account --
  Compass 2                                                                                       $ 23,584
  Compass 3                                                                                          2,543
  Compass 3 - Level 2                                                                               11,089
Total Return Variable Account --
  Compass 2                                                                                                    $  70,173
  Compass 3                                                                                                       18,353
  Compass 3 - Level 2                                                                                            116,540
                                                                                     ---------    --------     ---------
    Net assets applicable to owners of deferred contracts                               67,853      37,216       205,066

Reserve for variable annuities --
  Compass 2 Contracts                                                                       94         469         1,379
  Compass 3 Contracts                                                                       26          21           201
  Compass 3 - Level 2 Contracts                                                             93         102           689
                                                                                     ---------    --------     ---------
    Net assets                                                                       $  68,066    $ 37,808     $ 207,335
                                                                                     =========    ========     =========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS -- Year Ended December 31, 2003
(000 Omitted)

                                                                     CAPITAL       GLOBAL     GOVERNMENT       HIGH
                                                                  APPRECIATION  GOVERNMENTS   SECURITIES       YIELD
                                                                    VARIABLE      VARIABLE     VARIABLE      VARIABLE
                                                                     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
                                                                  ------------  -----------   -----------   -----------
Net investment income (loss):
  Income --
      Interest                                                    $       104   $       479   $     5,101   $     7,883
      Dividends                                                         2,462            --            --            25
                                                                  -----------   -----------   -----------   -----------
        Total investment income                                   $     2,566   $       479   $     5,101   $     7,908
                                                                  -----------   -----------   -----------   -----------
Expenses --
  Mortality and expense risk charges                              $     3,670   $       160   $     1,607   $     1,143
  Management fee                                                        2,133            92           689           686
  Boards of Managers fees                                                  24             1            11             9
  Distribution fee                                                         31             2             7             5
  Administrative fee                                                       26             1            13             9
  Custodian fee                                                           120            17            50            40
  Printing                                                                 34             4            19            14
  Auditing fees                                                            32            40            34            40
  Legal fees                                                                3             3             3             3
  Miscellaneous                                                            10             1             9            18
                                                                  -----------   -----------   -----------   -----------
      Total expenses                                              $     6,083   $       321   $     2,442   $     1,967
  Fees paid indirectly                                                    (14)           --            (1)           (2)
                                                                  -----------   -----------   -----------   -----------
      Net expenses                                                $     6,069   $       321   $     2,441   $     1,965
                                                                  -----------   -----------   -----------   -----------
      Net investment income (loss)                                $    (3,503)  $       158   $     2,660   $     5,943
                                                                  -----------   -----------   -----------   -----------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
      Investment transactions**                                   $      (471)  $       803   $     1,504   $    (1,385)
      Written option transactions                                          --            35            --            --
      Futures contracts                                                    --            (8)           --            --
      Foreign currency transactions                                        13           179            --           (14)
                                                                  -----------   -----------   -----------   -----------
        Net realized gain (loss) on investments and
          foreign currency transactions                           $      (458)  $     1,009   $     1,504   $    (1,399)
                                                                  -----------   -----------   -----------   -----------

Change in unrealized appreciation (depreciation) --
      Investments                                                 $    74,555   $       600   $    (2,844)  $    11,580
      Futures contracts                                                    --           (11)           --            --
      Translation of assets and liabilities in
        foreign currencies                                                  1           (89)           --           (54)
                                                                  -----------   -----------   -----------   -----------
        Net unrealized gain (loss) on investments
          and foreign currency translation                        $    74,556   $       500   $    (2,844)  $    11,526
                                                                  -----------   -----------   -----------   -----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                        $    74,098   $     1,509   $    (1,340)  $    10,127
                                                                  -----------   -----------   -----------   -----------
          Increase (decrease) in net assets from operations       $    70,595   $     1,667   $     1,320   $    16,070
                                                                  ===========   ===========   ===========   ===========

                                                                    MANAGED       MONEY           TOTAL
                                                                    SECTORS       MARKET         RETURN
                                                                   VARIABLE      VARIABLE       VARIABLE
                                                                    ACCOUNT       ACCOUNT        ACCOUNT
                                                                  -----------   ----------     -----------
Net investment income (loss):
  Income --
      Interest                                                    $       542   $       635    $     3,844
      Dividends                                                            15            --          2,482
                                                                  -----------   -----------    -----------
        Total investment income                                   $       557   $       635    $     6,326
                                                                  -----------   -----------    -----------
Expenses --
  Mortality and expense risk charges                              $       776   $       659    $     2,426
  Management fee                                                          465           249          1,502
  Boards of Managers fees                                                   5             4             18
  Distribution fee                                                         13             4             29
  Administrative fee                                                        6             5             19
  Custodian fee                                                            29            11             85
  Printing                                                                 10             7             18
  Auditing fees                                                            28            15             40
  Legal fees                                                                2            10              3
  Miscellaneous                                                             2            --              0*
                                                                  -----------   -----------    -----------
      Total expenses                                              $     1,336   $       964    $     4,140
  Fees paid indirectly                                                      0*            0*             0*
                                                                  -----------   -----------    -----------
      Net expenses                                                $     1,336   $       964    $     4,140
                                                                  -----------   -----------    -----------
      Net investment income (loss)                                $      (779)  $      (329)   $     2,186
                                                                  -----------   -----------    -----------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
      Investment transactions**                                   $     2,925   $        --    $       334
      Written option transactions                                          --            --             --
      Futures contracts                                                    --            --             --
      Foreign currency transactions                                        (0)*          --             (1)
                                                                  -----------   -----------    -----------
        Net realized gain (loss) on investments and
          foreign currency transactions                           $     2,925   $        --    $       333
                                                                  -----------   -----------    -----------

Change in unrealized appreciation (depreciation) --
      Investments                                                 $    10,825   $        --    $    26,251
      Futures contracts                                                    --            --             --
      Translation of assets and liabilities in
        foreign currencies                                                 --            --              3
                                                                  -----------   -----------    -----------
        Net unrealized gain (loss) on investments
          and foreign currency translation                        $    10,825   $        --    $    26,254
                                                                  -----------   -----------    -----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                        $    13,750   $        --    $    26,587
                                                                  -----------   -----------    -----------
          Increase (decrease) in net assets from operations       $    12,971   $      (329)   $    28,773
                                                                  ===========   ===========    ===========

 *   Amount less than $500.
** Includes proceeds received from a non-recurring cash settlement in the amount of $6,006,689 and $140,332 for Capital Appreciation Variable Account and Managed Sectors Variable Account, respectively, from a class-action lawsuit against Cendant Corporation.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                                 CAPITAL APPRECIATION           GLOBAL GOVERNMENTS
                                                                   VARIABLE ACCOUNT              VARIABLE ACCOUNT
                                                              ---------------------------   ---------------------------
                                                                YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                              ---------------------------   ---------------------------
                                                                  2003           2002           2003           2002
                                                              ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                              $     (3,503)  $     (4,601)  $        158   $        198
    Net realized gain (loss) on investments
      and foreign currency transactions                               (458)      (124,529)         1,009            497
    Net unrealized gain (loss) on investments
      and foreign currency translation                              74,556        (19,285)           500          1,166
                                                              ------------   ------------   ------------   ------------
      Increase (decrease) in net assets from operations       $     70,595   $   (148,415)  $      1,667   $      1,861
                                                              ------------   ------------   ------------   ------------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                $      7,367   $     10,253   $        357   $        436
    Net transfers between variable and fixed
      accumulation accounts                                         (4,305)       (13,000)           621          1,365
    Withdrawals, surrenders, annuitizations and
      contract charges                                             (30,559)       (47,725)        (1,497)        (1,490)
                                                              ------------   ------------   ------------   ------------
      Net accumulation activity                               $    (27,497)  $    (50,472)  $       (519)  $        311
                                                              ------------   ------------   ------------   ------------
Annuitization activity:
  Annuitizations                                              $         13   $         40         $   --   $          1
  Annuity payments and contract charges                               (469)          (623)            (6)            (5)
  Net transfers among accounts for annuity reserves                   (792)           (13)          (118)            27
  Adjustments to annuity reserves                                      625            465            111            (74)
                                                              ------------   ------------   ------------   ------------
    Net annuitization activity                                $       (623)  $       (131)  $        (13)  $        (51)
                                                              ------------   ------------   ------------   ------------
  Increase (decrease) in net assets from participant
    transactions                                              $    (28,120)  $    (50,603)  $       (532)  $        260
                                                              ------------   ------------   ------------   ------------
    Total increase (decrease) in net assets                   $     42,475   $   (199,018)  $      1,135   $      2,121
Net assets:
  At beginning of period                                           271,851        470,869         12,062          9,941
                                                              ------------   ------------   ------------   ------------
  At end of period                                            $    314,326   $    271,851   $     13,197   $     12,062
                                                              ============   ============   ============   ============

                                                                 GOVERNMENT SECURITES
                                                                   VARIABLE ACCOUNT
                                                              ---------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  2003            2002
                                                              ------------   ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                              $      2,660   $      4,376
    Net realized gain (loss) on investments
      and foreign currency transactions                              1,504          1,007
    Net unrealized gain (loss) on investments
      and foreign currency translation                              (2,844)         4,771
                                                              ------------   ------------
      Increase (decrease) in net assets from operations       $      1,320   $     10,154
                                                              ------------   ------------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                $      2,312   $      2,179
    Net transfers between variable and fixed
      accumulation accounts                                         (2,752)         4,607
    Withdrawals, surrenders, annuitizations and
      contract charges                                             (14,350)       (16,712)
                                                              ------------   ------------
      Net accumulation activity                               $    (14,790)  $     (9,926)
                                                              ------------   ------------
Annuitization activity:
  Annuitizations                                              $         11   $         39
  Annuity payments and contract charges                               (504)          (490)
  Net transfers among accounts for annuity reserves                   (388)            62
  Adjustments to annuity reserves                                      480            (41)
                                                              ------------   ------------
    Net annuitization activity                                $       (401)  $       (430)
                                                              ------------   ------------
  Increase (decrease) in net assets from participant
    transactions                                              $    (15,191)  $    (10,356)
                                                              ------------   ------------
    Total increase (decrease) in net assets                   $    (13,871)  $       (202)
Net assets:
  At beginning of period                                           131,876        132,078
                                                              ------------   ------------
  At end of period                                            $    118,005   $    131,876
                                                              ============   ============

                       See notes to financial statements.

                                                                            HIGH YIELD               MANAGED SECTORS
                                                                         VARIABLE ACCOUNT            VARIABLE ACCOUNT
                                                                     -------------------------   -------------------------
                                                                      YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                     -------------------------   -------------------------
                                                                        2003          2002          2003          2002
                                                                     -----------   -----------   -----------   -----------
Increase (decrease) in net assets:
From operations:
     Net investment income (loss)                                    $     5,943   $     7,007   $      (779)  $    (1,083)
     Net realized gain (loss) on investments and foreign
       currency transactions                                              (1,399)      (17,649)        2,925       (16,573)
     Net unrealized gain (loss) on investments and foreign
       currency translation                                               11,526        10,942        10,825        (6,684)
                                                                     -----------   -----------   -----------   -----------
       Increase (decrease) in net assets from operations             $    16,070   $       300   $    12,971   $   (24,340)
                                                                     -----------   -----------   -----------   -----------
Participant transactions:
  Accumulation activity:
     Purchase payments received                                      $     1,245   $     1,286   $     3,037   $     3,932
     Net transfers between variable and fixed accumulation accounts        1,632        16,395          (169)       (5,119)
     Withdrawals, surrenders, annuitizations and contract charges        (11,148)      (10,451)       (7,142)      (11,761)
                                                                     -----------   -----------   -----------   -----------
       Net accumulation activity                                     $    (8,271)  $     7,230   $    (4,274)  $   (12,948)
                                                                     -----------   -----------   -----------   -----------
Annuitization activity:
  Annuitizations                                                     $        --   $       106   $        --   $        13
  Annuity payments and contract charges                                     (229)         (313)          (42)          (73)
  Net transfers among accounts for annuity reserves                         (363)           (4)          (53)          (21)
  Adjustments to annuity reserves                                            106            14            52            10
                                                                     -----------   -----------   -----------   -----------
     Net annuitization activity                                      $      (486)  $      (197)  $       (43)  $       (71)
                                                                     -----------   -----------   -----------   -----------
  Increase (decrease) in net assets from participant transactions    $    (8,757)  $     7,033   $    (4,317)  $   (13,019)
                                                                     -----------   -----------   -----------   -----------
     Total increase (decrease) in net assets                         $     7,313   $     7,333   $     8,654   $   (37,359)
Net assets:
  At beginning of period                                                  94,188        86,855        59,412        96,771
                                                                     -----------   -----------   -----------   -----------
  At end of period                                                   $   101,501   $    94,188   $    68,066   $    59,412
                                                                     ===========   ===========   ===========   ===========

                       See notes to financial statements.

                                                                      MONEY MARKET                   TOTAL RETURN
                                                                    VARIABLE ACCOUNT               VARIABLE ACCOUNT
                                                               ---------------------------   ---------------------------
                                                                  YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                               ---------------------------   ---------------------------
                                                                   2003           2002           2003           2002
                                                               ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
From operations:
     Net investment income (loss)                              $       (329)  $        (31)  $      2,186   $      3,536
     Net realized gain (loss) on investments and foreign
       currency transactions                                             --             --            333         (7,793)
     Net unrealized gain (loss) on investments and foreign
       currency translation                                              --             --         26,254        (11,303)
                                                               ------------   ------------   ------------   ------------
       Increase (decrease) in net assets from operations       $       (329)  $        (31)  $     28,773   $    (15,560)
                                                               ------------   ------------   ------------   ------------
Participant transactions:
  Accumulation activity:
     Purchase payments received                                $      2,440   $      1,789   $      5,581   $      6,095
     Net transfers between variable and fixed accumulation
       accounts                                                      (1,613)        (9,692)           596          1,032
     Withdrawals, surrenders, annuitizations and contract
       charges                                                      (13,195)       (21,484)       (24,545)       (27,208)
                                                               ------------   ------------   ------------   ------------
       Net accumulation activity                               $    (12,368)  $    (29,387)  $    (18,368)  $    (20,081)
                                                               ------------   ------------   ------------   ------------
Annuitization activity:
  Annuitizations                                               $        121   $         19   $        259   $        180
  Annuity payments and contract charges                                (148)          (136)          (444)          (429)
  Net transfers among accounts for annuity reserves                    (376)            11           (302)            (5)
  Adjustments to annuity reserves                                       349             17             61           (209)
                                                               ------------   ------------   ------------   ------------
     Net annuitization activity                                $        (54)  $        (89)  $       (426)  $       (463)
                                                               ------------   ------------   ------------   ------------
  Decrease in net assets from participant transactions         $    (12,422)  $    (29,476)  $    (18,794)  $    (20,544)
                                                               ------------   ------------   ------------   ------------
     Total increase (decrease) in net assets                   $    (12,751)  $    (29,507)  $      9,979   $    (36,104)
Net assets:
  At beginning of period                                             50,559         80,066        197,356        233,460
                                                               ------------   ------------   ------------   ------------
  At end of period                                             $     37,808   $     50,559   $    207,335   $    197,356
                                                               ============   ============   ============   ============

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years.

Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the variable accounts financial statements, are included in this report.

                                                                   CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    39.859     $    59.446      $    80.578      $    92.242    $    70.426
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.402     $     0.369      $     0.598      $     0.907    $     0.401
  Expenses                                            (0.951)         (1.002)          (1.401)          (1.920)        (1.519)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment loss                            $    (0.549)    $    (0.633)     $    (0.803)     $    (1.013)   $    (1.118)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                      11.504         (18.954)         (20.329)         (10.651)        22.934
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $    10.955     $   (19.587)     $   (21.132)     $   (11.664)   $    21.816
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    50.814     $    39.859      $    59.446      $    80.578    $    92.242
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           27.48%++^      (32.95)%++       (26.22)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.12%           2.12%            0.79%+           0.76%+         0.76%+
  Net investment loss                                  (1.20)%         (1.36)%          (1.19)%+         (1.08)%+       (1.51)%+
Portfolio turnover                                       104%             80%             123%             140%            85%
Number of units outstanding at end of
  period (000 Omitted)                                 4,040           4,521            5,340            5,818          6,403

                                                                    CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 3
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    26.334     $    39.314      $    53.342      $    61.123    $    46.713
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.260     $     0.240      $     0.417      $     0.581    $     0.261
  Expenses                                            (0.648)         (0.688)          (1.025)          (1.317)        (1.042)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment loss                            $    (0.388)    $    (0.448)     $    (0.608)     $    (0.736)   $    (0.781)
  Net realized and unrealized gain (loss) on
    investments
    and foreign currency transactions                  7.593         (12.532)         (13.420)          (7.045)        15.191
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     7.205     $   (12.980)     $   (14.028)     $    (7.781)   $    14.410
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    33.539     $    26.334      $    39.314      $    53.342    $    61.123
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           27.36%++^      (33.02)%++       (26.30)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.22%           2.22%            0.79%+           0.76%+         0.76%+
  Net investment loss                                  (1.31)%         (1.42)%          (1.19)%+         (1.08)%+       (1.51)%+
Portfolio turnover                                       104%             80%             123%             140%            85%
Number of units outstanding at end of period
  (000 Omitted)                                          621             812              999            1,327          1,824

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900 and $0.594 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 25.24% and 25.12%, for Compass 2 and Compass 3, respectively.

                       See notes to financial statements.

                                                                    CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                            COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    10.929     $    16.292      $    22.072      $    25.255    $    19.272
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.109     $     0.100      $     0.154      $     0.247    $     0.109
  Expenses                                            (0.254)         (0.260)          (0.357)          (0.513)        (0.409)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment loss                            $    (0.145)    $    (0.160)     $    (0.203)     $    (0.266)   $    (0.300)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       3.156          (5.203)          (5.577)          (2.917)         6.283
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     3.011     $    (5.363)     $    (5.780)     $    (3.183)   $     5.983
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    13.940     $    10.929      $    16.292      $    22.072    $    25.255
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           27.55%++^      (32.92)%++       (26.19)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.07%           2.07%            0.79%+           0.76%+         0.76%+
  Net investment loss                                  (1.17)%         (1.32)%          (1.19)%+         (1.08)%+       (1.51)%+
Portfolio turnover                                       104%             80%             123%             140%            85%
Number of units outstanding at end of period
  (000 Omitted)                                        6,086           6,148            6,705            6,283          5,632

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.247 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 25.30% for Compass 3 Level 2.

                       See notes to financial statements.

                                                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    22.125     $    18.653      $    19.378      $    19.459    $    20.830
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     0.877     $     0.861      $     0.946      $     1.144    $     1.095
  Expenses                                            (0.584)         (0.486)          (0.500)          (0.471)        (0.479)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income@                         $     0.293     $     0.375      $     0.446      $     0.673    $     0.616
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       2.751           3.097           (1.171)          (0.754)        (1.987)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     3.044     $     3.472      $    (0.725)     $    (0.081)   $    (1.371)
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    25.169     $    22.125      $    18.653      $    19.378    $    19.459
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           13.76%++        18.61%++         (3.74)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.47%           2.50%            1.28%+           1.25%+         1.11%+
  Net investment income@@                               1.23%           1.73%            2.23%+           3.50%+         3.07%+
Portfolio turnover                                       130%            126%              72%             130%           172%
Number of units outstanding at end of period
  (000 Omitted)                                          161             160              134              167            212

 @ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

  Net investment income@@                        $        --     $     0.850      $     0.470      $        --    $        --
  Ratios (to average net assets):
      Expenses#                                           --            2.44%            1.39%+             --             --
      Net investment income@@                             --            1.79%            2.12%+             --             --

                                                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 3
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    21.638     $    18.269      $    19.007      $    19.115    $    20.492
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     0.869     $     0.846      $     1.063      $     1.103    $     0.986
  Expenses                                            (0.600)         (0.511)          (0.579)          (0.480)        (0.442)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income@                         $     0.269     $     0.335      $     0.484      $     0.623    $     0.544
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       2.671           3.034           (1.222)          (0.731)        (1.921)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     2.940     $     3.369      $    (0.738)     $    (0.108)   $    (1.377)
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value-- end of period                  $    24.578     $    21.638      $    18.269      $    19.007    $    19.115
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           13.59%++        18.44%++         (3.88)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.62%           2.65%            1.28%+           1.25%+         1.11%+
  Net investment income@@                               1.15%           1.77%            2.23%+           3.50%+         3.07%+
Portfolio turnover                                       130%            126%              72%             130%           172%
Number of units outstanding at end of period
  (000 Omitted)                                           41              58               68              108            186

 @ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

  Net investment income@@                        $        --     $     0.840      $     0.500      $        --    $        --
  Ratios (to average net assets):
      Expenses#                                           --            2.56%            1.39%+             --             --
      Net investment income@@                             --            1.87%            2.12%+             --             --


@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.080 and $0.080, respectively, increase net realized and unrealized gains and losses per share by $0.080 and $0.080, respectively, and decrease the ratio of net investment income to average net assets by 0.41% and 0.41%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                   GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                          COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    12.655     $    10.669      $    11.083      $    11.130    $    11.914
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     0.494     $     0.499      $     0.520      $     0.654    $     1.826
  Expenses                                            (0.331)         (0.281)          (0.274)          (0.270)        (0.782)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income@                         $     0.163     $     0.218      $     0.246      $     0.384    $     1.044
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       1.578           1.768           (0.660)          (0.431)        (1.828)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     1.741     $     1.986      $    (0.414)     $    (0.047)   $    (0.784)
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    14.396     $    12.655      $    10.669      $    11.083    $    11.130
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           13.76%++        18.61%++         (3.74)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.47%           2.50%            1.28%+           1.25%+         1.11%+
  Net investment income@@                               1.21%           1.70%            2.23%+           3.50%+         3.07%+
Portfolio turnover                                       130%            126%              72%             130%           172%
Number of units outstanding at end of period
  (000 Omitted)                                          559             568              574              619            641

 @ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

  Net investment income@@                        $        --     $     0.490    $       0.260      $        --    $        --
  Ratios (to average net assets):
      Expenses#                                           --            2.42%            1.40%+             --             --
      Net investment income@@                             --            1.78%            2.12%+             --             --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.040, increase net realized and unrealized gains and losses per share by $0.00, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    36.124     $    33.448      $    31.520      $    28.523    $    29.418
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     1.482     $     1.862      $     2.183      $     2.169    $     2.053
  Expenses                                            (0.711)         (0.677)          (0.661)          (0.572)        (0.558)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.771     $     1.185      $     1.522      $     1.597    $     1.495
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      (0.425)          1.491            0.406            1.400         (2.390)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     0.346     $     2.676      $     1.928      $     2.997    $    (0.895)
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    36.470     $    36.124      $    33.448      $    31.520    $    28.523
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                            0.96%++         8.00%++          6.12%++            --             --
Ratios (to average net assets):
  Expenses#                                             1.95%           1.94%            0.66%+           0.64%+         0.63%+
  Net investment income@@                               2.08%           3.19%            4.42%+           5.28%+         5.06%+
Portfolio turnover                                       138%            139%              89%              51%            75%
Number of units outstanding at end of period
  (000 Omitted)                                        2,447           2,759            3,043            3,210          4,228

                                                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 3
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    25.284     $    23.434      $    22.105      $    20.023    $    20.672
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     1.045     $     1.300      $     1.590      $     1.476    $     1.410
  Expenses                                            (0.514)         (0.495)          (0.510)          (0.412)        (0.407)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.531     $     0.805      $     1.080      $     1.064    $     1.003
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      (0.314)          1.045            0.249            1.018         (1.652)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     0.217     $     1.850      $     1.329      $     2.082    $    (0.649)
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    25.501     $    25.284      $    23.434      $    22.105    $    20.023
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                            0.86%++         7.89%++          6.01%++            --             --
  Ratios (to average net assets):
  Expenses#                                             2.05%           2.04%            0.66%+           0.64%+         0.63%+
  Net investment income@@                               2.08%           3.36%            4.42%+           5.28%+         5.06%+
Portfolio turnover                                       138%            139%              89%              51%            75%
Number of units outstanding at end of period
  (000 Omitted)                                          147             205              254              398            701

                                                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                            COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    14.763     $    13.663      $    12.868      $    11.639    $    11.998
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     0.597     $     0.732      $     0.826      $     0.876    $     0.833
  Expenses                                            (0.282)         (0.267)          (0.248)          (0.228)        (0.222)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.315     $     0.465      $     0.578      $     0.648    $     0.611
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      (0.166)          0.635            0.217            0.581         (0.970)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     0.149     $     1.100      $     0.795      $     1.229    $    (0.359)
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    14.912     $    14.763      $    13.663      $    12.868    $    11.639
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                            1.01%++         8.05%++          6.17%++            --             --
Ratios (to average net assets):
  Expenses#                                             1.90%           1.89%            0.66%+           0.64%+         0.63%+
  Net investment income@@                               2.10%           3.17%            4.42%+           5.28%+         5.06%+
Portfolio turnover                                       138%            139%              89%              51%            75%
Number of units outstanding at end of period
  (000 Omitted)                                        1,562           1,692            1,617            1,542          1,641

@@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per share by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                         HIGH YIELD VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    28.505     $    28.969      $    29.882      $    33.630    $    31.973
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     2.769     $     3.015      $     3.684      $     3.786    $     3.424
  Expenses                                            (0.689)         (0.617)          (0.699)          (0.725)        (0.728)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     2.080     $     2.398      $     2.985      $     3.061    $     2.696
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   3.471          (2.862)          (3.898)          (6.809)        (1.039)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     5.551     $    (0.464)     $    (0.913)     $    (3.748)   $     1.657
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    34.056     $    28.505      $    28.969      $    29.882    $    33.630
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           19.47%++        (1.60)%++        (3.05)%++           --             --
Ratios (to average net assets)
  Expenses#                                             2.20%           2.18%            0.90%+           0.89%+         0.90%+
  Net Investment income@@                               6.53%           7.84%            9.16%+           9.00%+         7.93%+
Portfolio turnover                                       164%            172%             103%             109%           153%
Number of units outstanding at end of period
  (000 Omitted)                                        1,827           2,069            2,328            2,677          3,065

                                                                         HIGH YIELD VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 3
                                                 ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    20.986     $    21.349      $    22.043      $    24.832    $    23.633
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     1.964     $     2.141      $     3.188      $     2.730    $     2.451
  Expenses                                            (0.514)         (0.469)          (0.643)          (0.557)        (0.552)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     1.450     $     1.672      $     2.545      $     2.173    $     1.899
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   2.612          (2.035)          (3.239)          (4.962)        (0.700)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     4.062     $    (0.363)     $    (0.694)     $    (2.789)   $     1.199
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    25.048     $    20.986      $    21.349      $    22.043    $    24.832
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           19.35%++        (1.70)%++        (3.15)%++           --             --
Ratios (to average net assets)
  Expenses#                                             2.30%           2.28%            0.90%+           0.89%+         0.90%+
  Net Investment income@@                               6.41%           8.45%            9.16%+           9.00%+         7.93%+
Portfolio turnover                                       164%            172%             103%             109%           153%
Number of units outstanding at end of period
  (000 Omitted)                                          115             178              231              297            427

@@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to Janaury 1, 2001, have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                         HIGH YIELD VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                            COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001            2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    11.199     $    11.376      $    11.728      $    13.193    $    12.537
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income@@                            $     1.161     $     1.220      $     0.784      $     1.527    $     1.414
  Expenses                                            (0.286)         (0.257)          (0.151)          (0.290)        (0.296)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.875     $     0.963      $     0.633      $     1.237    $     1.118
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.312          (1.140)          (0.985)          (2.702)        (0.462)
                                                 -----------     -----------      -----------      -----------    -----------
     Net increase (decrease) in unit value       $     2.187     $    (0.177)     $    (0.352)     $    (1.465)   $     0.656
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    13.386     $    11.199      $    11.376      $    11.728    $    13.193
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           19.53%++        (1.55)%++        (3.01)%++           --             --
Ratios (to average net assets)
  Expenses#                                             2.15%           2.13%            0.90%+           0.89%+         0.90%+
  Net Investment income@@                               6.57%           6.08%            9.16%+           9.00%+         7.93%+
Portfolio turnover                                       164%            172%             103%             109%           153%
Number of units outstanding at end of period
  (000 Omitted)                                        2,631           2,684            1,131            2,619          1,001

@@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                       MANAGED SECTORS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    33.716     $    46.116      $    72.314      $    92.865    $    50.488
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.333     $     0.270      $     0.465      $     0.633    $     0.493
  Expenses                                            (0.788)         (0.810)          (1.179)           1.817          1.236
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment loss                            $    (0.455)    $    (0.540)     $    (0.714)     $    (1.184)   $    (0.743)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       8.264         (11.860)         (25.484)         (19.367)        43.120
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     7.809     $   (12.400)     $   (26.198)     $   (20.551)   $    42.377
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    41.525     $    33.716      $    46.116      $    72.314    $    92.865
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           23.16%++^      (26.89)%++       (36.23)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.12%           2.10%            0.88%+           0.83%+         0.84%+
  Net investment loss                                  (1.22)%         (1.45)%          (1.32)%+         (1.39)%+       (1.30)%+
Portfolio turnover                                        80%            264%             295%             447%           417%
Number of units outstanding at end of period
  (000 Omitted)                                          409             455              573              697            686

                                                                       MANAGED SECTORS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 3
                                                 ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    33.207     $    45.487      $    71.434      $    91.870    $    50.021
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.321     $     0.251      $     0.487      $     0.602    $     0.473
  Expenses                                            (0.817)         (0.852)          (1.297)          (1.908)        (1.290)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment loss                            $    (0.496)    $    (0.601)     $    (0.810)     $    (1.306)   $    (0.817)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       8.126         (11.679)         (25.137)         (19.130)        42.666
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     7.630     $   (12.280)     $   (25.947)     $   (20.436)   $    41.849
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    40.837     $    33.207      $    45.487      $    71.434    $    91.870
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           22.98%++^      (27.00)%++       (36.32)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.27%           2.25%            0.88%+           0.83%+         0.84%+
  Net investment loss                                  (1.37)%         (1.56)%          (1.32)%+         (1.39)%+       (1.30)%+
Portfolio turnover                                        80%            264%             295%             447%           417%
Number of units outstanding at end of period
  (000 Omitted)                                          202             296              390              576            785

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.083 and $0.081 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 22.92% and 22.73% for Compass 2 and Compass 3, respectively.

                       See notes to financial statements.

                                                                       MANAGED SECTORS VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                             COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    10.730     $    14.676      $    23.014      $    29.554    $    16.068
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.106     $     0.083      $     0.136      $     0.201    $     0.159
  Expenses                                            (0.252)         (0.259)          (0.350)          (0.578)        (0.401)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment loss                            $    (0.146)    $    (0.176)     $    (0.214)     $    (0.377)   $    (0.242)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       2.631          (3.770)          (8.124)          (6.163)        13.728
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     2.485     $    (3.946)     $    (8.338)     $    (6.540)   $    13.486
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    13.215     $    10.730      $    14.676      $    23.014    $    29.554
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           23.16%++^      (26.89)%++       (36.23)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.12%           2.10%            0.88%+           0.83%+         0.84%+
  Net investment loss                                  (1.22)%         (1.46)%          (1.32)%+         (1.39)%+       (1.30)%+
Portfolio turnover                                        80%            264%             295%             447%           417%
Number of units outstanding at end of period
  (000 Omitted)                                        3,228           3,173            3,559            3,548          3,115

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.026 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 22.92% for Compass 3 Level 2.

                       See notes to financial statements.

                                                                        MONEY MARKET VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    20.322     $    20.341      $    19.862      $    18.997    $    18.391
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.247     $     0.382      $     0.950      $     1.232    $     0.960
  Expenses                                            (0.381)         (0.401)          (0.471)          (0.367)        (0.354)
                                                 -----------     -----------      -----------      -----------    -----------
  Net Increase (decrease) in unit value          $    (0.134)    $    (0.019)     $     0.479      $     0.865    $     0.606
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    20.188     $    20.322      $    20.341      $    19.862    $    18.997
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           (0.66)%++       (0.09)%++         2.41%++            --             --
Ratios (to average net assets):
  Expenses##                                            1.87%           1.96%            0.65%+           0.60%+         0.58%+
  Net investment income                                (0.63)%         (0.12)%           2.51%+           4.45%+         3.25%+
Number of units outstanding at end of period
  (000 Omitted)                                        1,172           1,626            1,986            3,304          3,749

                                                                        MONEY MARKET VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    16.680     $    16.712      $    16.334      $    15.638    $    15.154
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.198     $     0.318      $     0.784      $     1.002    $     0.781
  Expenses                                            (0.325)         (0.350)          (0.406)          (0.306)        (0.297)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $    (0.127)    $    (0.032)     $     0.378      $     0.696    $     0.484
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    16.553     $    16.680      $    16.712      $    16.334    $    15.638
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           (0.76)%++       (0.19)%++         2.31%++            --             --
Ratios (to average net assets):
  Expenses##                                            1.97%           2.06%            0.65%+           0.60%+         0.58%+
  Net investment income                                (0.74)%         (0.14)%           2.51%+           4.45%+         3.25%+
Number of units outstanding at end of period
  (000 Omitted)                                          155             186              222              468            863

                                                                        MONEY MARKET VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                            COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    12.466     $    12.472      $    12.172      $    11.636    $    11.259
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.131     $     0.223      $     0.710      $     0.747    $     0.579
  Expenses                                            (0.207)         (0.229)          (0.410)          (0.211)        (0.202)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $    (0.076)    $    (0.006)     $     0.300      $     0.536    $     0.377
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    12.390     $    12.466      $    12.472      $    12.172    $    11.636
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           (0.61)%++       (0.04)%++         2.46%++            --             --
Ratios (to average net assets):
  Expenses#                                             1.82%           1.91%            0.65%+           0.60%+         0.58%+
  Net investment income                                (0.61)%         (0.01)%           2.51%+           4.45%+         3.25%+
Number of units outstanding at end of period
  (000 Omitted)                                          896           1,113            2,835            1,562          3,875

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                        TOTAL RETURN VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    35.950     $    38.562      $    39.126      $    33.729    $    33.250
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     1.237     $     1.407      $     1.513      $     1.464    $     1.374
  Expenses                                            (0.800)         (0.777)          (0.830)          (0.727)        (0.701)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.437     $     0.630      $     0.683      $     0.737    $     0.673
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       5.184          (3.242)          (1.247)           4.660         (0.194)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     5.621     $    (2.612)     $    (0.564)     $     5.397    $     0.479
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    41.571     $    35.950      $    38.562      $    39.126    $    33.729
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           15.64%++        (6.77)%++        (1.44)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.10%           2.08%            0.85%+           0.83%+         0.83%+
  Net investment income                                 1.13%           1.43%            1.67%+           2.02%+         1.90%+
Portfolio turnover                                        62%             76%             104%             105%           106%
Number of units outstanding at end of period
  (000 Omitted)                                        1,688           1,871            2,080            2,240          2,925

                                                                        TOTAL RETURN VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                                  COMPASS 3
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001             2000           1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    35.160     $    37.771      $    38.379      $    33.134    $    32.713
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     1.200     $     1.360      $     1.599      $     1.395    $     1.315
  Expenses                                            (0.823)         (0.804)          (0.939)          (0.749)        (0.727)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.377     $     0.556      $     0.660      $     0.646    $     0.588
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       5.060          (3.167)          (1.268)           4.599         (0.167)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     5.437     $    (2.611)     $    (0.608)     $     5.245    $     0.421
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    40.597     $    35.160      $    37.771      $    38.379    $    33.134
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           15.46%++        (6.91)%++        (1.59.)%++          --             --
Ratios (to average net assets):
  Expenses#                                             2.25%           2.23%            0.85%+           0.83%+         0.83%+
  Net investment income                                 1.01%           1.61%            1.67+            2.02%+         1.90%+
Portfolio turnover                                        62%             76%             104%             105%           106%
Number of units outstanding at end of period
  (000 Omitted)                                          453             634              838            1,253          2,125

                                                                        TOTAL RETURN VARIABLE ACCOUNT
                                                 ----------------------------------------------------------------------------
                                                                            COMPASS 3 -- LEVEL 2
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2003            2002             2001            2000            1999
                                                 -----------     -----------      -----------      -----------    -----------
Per unit data:*
Net asset value -- beginning of period           $    16.949     $    18.180      $    18.445      $    15.901    $    15.676
                                                 -----------     -----------      -----------      -----------    -----------
  Investment income                              $     0.575     $     0.658      $     0.687      $     0.683    $     0.642
  Expenses                                            (0.376)         (0.367)          (0.382)          (0.343)        (0.331)
                                                 -----------     -----------      -----------      -----------    -----------
  Net investment income                          $     0.199     $     0.291      $     0.305      $     0.340    $     0.311
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       2.451          (1.522)          (0.570)           2.204         (0.086)
                                                 -----------     -----------      -----------      -----------    -----------
  Net increase (decrease) in unit value          $     2.650     $    (1.231)     $    (0.265)     $     2.544    $     0.225
                                                 -----------     -----------      -----------      -----------    -----------
Unit value:
Net asset value -- end of period                 $    19.599     $    16.949      $    18.180      $    18.445    $    15.901
                                                 ===========     ===========      ===========      ===========    ===========
Total return                                           15.64%++        (6.77)%++        (1.44)%++           --             --
Ratios (to average net assets):
  Expenses#                                             2.10%           2.08%            0.85%+           0.83%+         0.83%+
  Net investment income                                 1.11%           1.55%            1.67%+           2.02%+         1.90%+
Portfolio turnover                                        62%             76%             104%             105%           106%
Number of units outstanding at end of period
  (000 Omitted)                                        5,946           6,236            6,537            6,382          6,729

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The High Yield Variable Account can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations -- The variable accounts use independent pricing services approved by the Board of Trustees wherever possible to value their portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the variable account may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the variable accounts' portfolios for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The variable accounts may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the variable account calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the variable account may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the variable accounts' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the variable accounts' portfolios are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Foreign currency options are valued using an internal pricing model approved by the Board of Trustees that uses market data from an independent pricing service. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing service. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the variable accounts' portfolios are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The variable accounts' use of amortized cost is subject to the variable accounts' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements -- Certain variable accounts may enter into repurchase agreements with institutions that the investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable accounts to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to densure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts -- Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable account is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. The variable accounts' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the variable accounts' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- Certain variable accounts' may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The variable accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable account may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The variable account may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. For the Money Market Variable Account, all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the variable account at a future date, usually beyond customary settlement time. Certain variable accounts may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. Each variable account holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the variable accounts may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the variable accounts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. Certain variable accounts may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The following variable accounts were a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the variable account received a cash settlement recorded as a realized gain on investment transaction. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per unit based on the units outstanding on the day proceeds were received.

                                                                            CAPITAL            MANAGED
                                                                          APPRECIATION         SECTORS
                                                                            VARIABLE           VARIABLE
                                                                             ACCOUNT            ACCOUNT
        -------------------------------------------------------------------------------------------------
        Cash Settlement                                                   $   6,006,689      $    140,332
        Increase in net asset value per unit:
          Compass 2 Contracts                                             $       0.900      $      0.083
          Compass 3 Contracts                                             $       0.594      $      0.081
          Compass 3 Level 2 Contracts                                     $       0.247      $      0.026

Excluding the effect of these payments from the variable accounts ending net asset value per unit, total return for the year ended December 31, 2003 would have been lower by:

                                                                            CAPITAL            MANAGED
                                                                          APPRECIATION         SECTORS
                                                                            VARIABLE           VARIABLE
                                                                             ACCOUNT            ACCOUNT
        -------------------------------------------------------------------------------------------------
        Compass 2 Contracts                                                        2.24%             0.24%
        Compass 3 Contracts                                                        2.24%             0.25%
        Compass 3 Level 2 Contracts                                                2.25%             0.24%

Fees Paid Indirectly -- The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the year ended December 31, 2003, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the year ended December 31, 2003, each variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                  CAPITAL      GLOBAL      GOVERNMENT       HIGH         MANAGED        MONEY         TOTAL
                               APPRECIATION  GOVERNMENTS   SECURITIES       YIELD        SECTORS       MARKET        RETURN
                                 VARIABLE     VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE
                                  ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
   --------------------------------------------------------------------------------------------------------------------------
   Balance credits              $      (77)   $       --   $   (1,467)   $   (1,777)   $       --    $      (60)   $     (303)
   Directed brokerage credits      (14,233)           --           --            --           (10)           --           (51)

Federal Income Taxes -- The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

(3) CONTRACT CHARGES

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between February 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each variable account has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an affiliate of the Sponsor, to provide overall investment advisory and administrative services, and general office facilities. The management fee is accrued daily and paid monthly.

                                                          ANNUAL RATE OF MANAGEMENT FEE   ANNUAL RATE OF MANAGEMENT FEE
                                                                BASED ON AVERAGE                BASED ON AVERAGE
                                                                DAILY NET ASSETS                DAILY NET ASSETS
                                                           NOT EXCEEDING $300 MILLION       IN EXCESS OF $300 MILLION
-----------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                 0.75%                          0.675%
Global Governments Variable Account                                   0.75%                          0.675%
Government Securities Variable Account                                0.55%                          0.495%
High Yield Variable Account                                           0.75%                          0.675%
Managed Sectors Variable Account                                      0.75%                          0.675%
Money Market Variable Account                                         0.50%                          0.500%
Total Return Variable Account                                         0.75%                          0.675%

Administrator -- The variable accounts have an administrative services agreement with MFS to provide the variable accounts with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the variable accounts pay MFS an administrative fee up to the following annual percentage rates of the variable accounts' average daily net assets:

                   First $2 billion                                               0.0175%
                   Next $2.5 billion                                              0.0130%
                   Next $2.5 billion                                              0.0005%
                   In excess of $7 billion                                        0.0000%

(6) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                                                        PURCHASES           SALES
------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                               $   289,655,334    $   315,649,941
Global Governments Variable Account                                      10,996,458          9,971,564
Government Securities Variable                                                   --          9,306,503
High Yield Variable Account                                             138,207,798        143,106,464
Managed Sectors Variable Account                                         49,007,312         52,262,883
Money Market Variable Account*                                        1,460,788,160      1,478,217,338
Total Return Variable Account                                            68,406,520         79,915,425

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                                        PURCHASES           SALES
------------------------------------------------------------------------------------------------------
Global Governments Variable Account                                 $     4,323,435    $     4,599,853
Government Securities Variable Account                                  170,773,394        174,065,629
Total Return Variable Account                                            48,368,328         47,924,417

*Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) PARTICIPANT TRANSACTIONS

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                               YEAR ENDED DECEMBER 31, 2003 (OOO OMITTED)
                                          -------------------------------------------------------------------------------------
                                                                          TRANSFERS BETWEEN                 WITHDRAWALS,
                                                                          VARIABLE ACCOUNTS                 SURRENDERS,
                                                    PURCHASE                  AND FIXED                   ANNUITIZATIONS,
                                                    PAYMENTS                ACCUMULATION                   AND CONTRACT
                                                    RECEIVED                   ACCOUNT                        CHARGES
                                          --------------------------  ---------------------------   ---------------------------
                                             UNITS        DOLLARS        UNITS         DOLLARS         UNITS         DOLLARS
                                          ------------  ------------  ------------   ------------   ------------   ------------
Capital Appreciation Variable Account
Compass 2 Contracts                                 52  $      2,088           (57)  $     (1,996)          (476)  $    (21,416)
Compass 3 Contracts                                104         3,003          (236)        (6,888)           (59)        (1,700)
Compass 3 Level 2 Contracts                        205         2,276           338          4,579           (605)        (7,443)
                                                        ------------                 ------------                  ------------
                                                        $      7,367                 $     (4,305)                 $    (30,559)
                                                        ============                 ============                  ============

Global Government Variable Account
Compass 2 Contracts                                  1  $         22            15   $        346            (15)  $       (365)
Compass 3 Contracts                                  9           195           (19)          (422)            (7)          (165)
Compass 3 Level 2 Contracts                         12           140            52            697            (73)          (967)
                                                        ------------                 ------------                  ------------
                                                        $        357                 $        621                  $     (1,497)
                                                        ============                 ============                  ============

Government Securities Variable Account
Compass 2 Contracts                                 25  $        845           (39)  $     (1,440)          (298)  $    (10,778)
Compass 3 Contracts                                 33           816           (71)        (1,792)           (20)          (512)
Compass 3 Level 2 Contracts                         47           651            29            480           (206)        (3,060)
                                                        ------------                 ------------                  ------------
                                                        $      2,312                 $     (2,752)                 $    (14,350)
                                                        ============                 ============                  ============

High Yield Variable Account
Compass 2 Contracts                                 17  $        475            30   $      1,123           (289)  $     (9,021)
Compass 3 Contracts                                 19           413           (65)        (1,440)           (17)          (392)
Compass 3 Level 2 Contracts                         33           357            53          1,949           (139)        (1,735)
                                                        ------------                 ------------                  ------------
                                                        $      1,245                 $      1,632                  $    (11,148)
                                                        ============                 ============                  ============

Managed Sectors Variable Account
Compass 2 Contracts                                 10  $        340             2   $        215            (58)  $     (2,163)
Compass 3 Contracts                                 42         1,477          (114)        (4,104)           (22)          (789)
Compass 3 Level 2 Contracts                        114         1,220           294          3,720           (353)        (4,190)
                                                        ------------                 ------------                  ------------
                                                        $      3,037                 $       (169)                 $     (7,142)
                                                        ============                 ============                  ============

Money Market Variable Account
Compass 2 Contracts                                 27  $        498          (138)  $     (2,740)          (343)  $     (6,957)
Compass 3 Contracts                                 71         1,160           (63)        (1,035)           (39)          (635)
Compass 3 Level 2 Contracts                         65           782           168          2,162           (450)        (5,603)
                                                        ------------                 ------------                  ------------
                                                        $      2,440                 $     (1,613)                 $    (13,195)
                                                        ============                 ============                  ============

Total Return Variable Account
Compass 2 Contracts                                 21  $        727            14   $        822           (218)  $     (8,126)
Compass 3 Contracts                                 71         2,577          (208)        (7,554)           (44)        (1,622)
Compass 3 Level 2 Contracts                        140         2,277           396          7,328           (826)       (14,797)
                                                        ------------                 ------------                  ------------
                                                        $      5,581                 $        596                  $    (24,545)
                                                        ============                 ============                  ============

                                                  YEAR ENDED DECEMBER 31, 2003 (OOO OMITTED)
                                          ---------------------------------------------------------
                                                      NET                    NET           NET
                                                  ACCUMULATION          ANNUITIZATION   INCREASES
                                                    ACTIVITY              ACTIVITY      (DECREASE)
                                          ---------------------------   -------------  ------------
                                             UNITS         DOLLARS        DOLLARS        DOLLARS
                                          ------------   ------------   -------------  ------------
Capital Appreciation Variable Account
Compass 2 Contracts                               (481)  $    (21,324)  $       (565)  $    (21,889)
Compass 3 Contracts                               (191)        (5,585)           (34)        (5,619)
Compass 3 Level 2 Contracts                        (62)          (588)           (24)          (612)
                                                         ------------   ------------   ------------
                                                         $    (27,497)  $       (623)  $    (28,120)
                                                         ============   ============   ============

Global Government Variable Account
Compass 2 Contracts                                  1   $          3   $         (6)  $         (3)
Compass 3 Contracts                                (17)          (392)            (2)          (394)
Compass 3 Level 2 Contracts                          9           (130)            (5)          (135)
                                                         ------------   ------------   ------------
                                                         $       (519)  $        (13)  $       (532)
                                                         ============   ============   ============

Government Securities Variable Account
Compass 2 Contracts                               (312)  $    (11,373)  $       (377)  $    (11,750)
Compass 3 Contracts                                (58)        (1,488)             0         (1,488)
Compass 3 Level 2 Contracts                       (130)        (1,929)           (24)        (1,953)
                                                         ------------   ------------   ------------
                                                         $    (14,790)  $       (401)  $    (15,191)
                                                         ============   ============   ============

High Yield Variable Account
Compass 2 Contracts                               (242)  $     (7,423)  $       (480)  $     (7,903)
Compass 3 Contracts                                (63)        (1,419)             0         (1,419)
Compass 3 Level 2 Contracts                        (53)           571             (6)           565
                                                         ------------   ------------   ------------
                                                         $     (8,271)  $       (486)  $     (8,757)
                                                         ============   ============   ============

Managed Sectors Variable Account
Compass 2 Contracts                                (46)  $     (1,608)  $        (23)  $     (1,631)
Compass 3 Contracts                                (94)        (3,416)            (8)        (3,424)
Compass 3 Level 2 Contracts                         55            750            (12)           738
                                                         ------------   ------------   ------------
                                                         $     (4,274)  $        (43)  $     (4,317)
                                                         ============   ============   ============

Money Market Variable Account
Compass 2 Contracts                               (454)  $     (9,199)  $       (128)  $     (9,327)
Compass 3 Contracts                                (31)          (510)           (11)          (521)
Compass 3 Level 2 Contracts                       (217)        (2,659)            85         (2,574)
                                                         ------------   ------------   ------------
                                                         $    (12,368)  $        (54)  $    (12,422)
                                                         ============   ============   ============

Total Return Variable Account
Compass 2 Contracts                               (183)  $     (6,577)  $       (462)  $     (7,039)
Compass 3 Contracts                               (181)        (6,599)          (107)        (6,706)
Compass 3 Level 2 Contracts                       (290)        (5,192)           143         (5,049)
                                                         ------------   ------------   ------------
                                                         $    (18,368)  $       (426)  $    (18,794)
                                                         ============   ============   ============

                                                                 YEAR ENDED DECEMBER 31, 2002 (OOO OMITTED)
                                          -------------------------------------------------------------------------------------
                                                                           TRANSFERS BETWEEN               WITHDRAWALS,
                                                                          VARIABLE ACCOUNTS                SURRENDERS,
                                                   PURCHASE                    AND FIXED                  ANNUITIZATIONS,
                                                   PAYMENTS                  ACCUMULATION                  AND CONTRACT
                                                   RECEIVED                     ACCOUNT                       CHARGES
                                          --------------------------  ---------------------------  ----------------------------
                                             UNITS         DOLLARS        UNITS         DOLLARS        UNITS          DOLLARS
                                          ------------  ------------  ------------   ------------  -------------   ------------
Capital Appreciation Variable Account
Compass 2 Contracts                                 77  $      3,095          (189)  $     (7,743)          (707)  $    (33,229)
Compass 3 Contracts                                146         4,484          (240)        (7,371)           (93)        (2,975)
Compass 3 Level 2 Contracts                        232         2,674           111          2,114           (900)       (11,521)
                                                        ------------                 ------------                  ------------
                                                        $     10,253                 $    (13,000)                 $    (47,725)
                                                        ============                 ============                  ============

Global Government Variable Account
Compass 2 Contracts                                  4  $         48            40   $        851            (18)  $       (359)
Compass 3 Contracts                                 12           236           (16)          (299)            (6)          (122)
Compass 3 Level 2 Contracts                         16           152            62            813            (84)        (1,009)
                                                        ------------                 ------------                  ------------
                                                        $        436                 $      1,365                  $     (1,490)
                                                        ============                 ============                  ============

Government Securities Variable Account
Compass 2 Contracts                                 29  $        913            59   $      2,125           (372)  $    (12,895)
Compass 3 Contracts                                 32           770           (61)        (1,468)           (20)          (474)
Compass 3 Level 2 Contracts                         43           496           269          3,950           (237)        (3,343)
                                                        ------------                 ------------                  ------------
                                                        $      2,179                 $      4,607                  $    (16,712)
                                                        ============                 ============                  ============

High Yield Variable Account
Compass 2 Contracts                                 22  $        541           (15)  $       (535)          (266)  $     (7,535)
Compass 3 Contracts                                 24           468           (48)        (1,016)           (29)          (606)
Compass 3 Level 2 Contracts                         28           277         1,731         17,946           (206)        (2,310)
                                                        ------------                 ------------                  ------------
                                                        $      1,286                 $     16,395                  $    (10,451)
                                                        ============                 ============                  ============

Managed Sectors Variable Account
Compass 2 Contracts                                 11  $        409           (44)  $     (1,614)           (85)  $     (3,392)
Compass 3 Contracts                                 61         2,215          (112)        (4,168)           (43)        (1,733)
Compass 3 Level 2 Contracts                        120         1,308            26            663           (532)        (6,636)
                                                        ------------                 ------------                  ------------
                                                        $      3,932                 $     (5,119)                 $    (11,761)
                                                        ============                 ============                  ============

Money Market Variable Account
Compass 2 Contracts                                 30  $        558           109   $      2,267           (499)  $    (10,128)
Compass 3 Contracts                                 54           903           (25)          (418)           (65)        (1,088)
Compass 3 Level 2 Contracts                         29           328          (928)       (11,541)          (823)       (10,268)
                                                        ------------                 ------------                  ------------
                                                        $      1,789                 $     (9,692)                 $    (21,484)
                                                        ============                 ============                  ============

Total Return Variable Account
Compass 2 Contracts                                 24  $        801            33   $      1,514           (266)  $     (9,926)
Compass 3 Contracts                                 82         2,899          (206)        (7,443)           (80)        (2,930)
Compass 3 Level 2 Contracts                        153         2,395           363          6,961           (817)       (14,352)
                                                        ------------                 ------------                  ------------
                                                        $      6,095                 $      1,032                  $    (27,208)
                                                        ============                 ============                  ============

                                                  YEAR ENDED DECEMBER 31, 2002 (OOO OMITTED)
                                          ---------------------------------------------------------
                                                      NET                    NET            NET
                                                 ACCUMULATION           ANNUITIZATION    INCREASES
                                                   ACTIVITY               ACTIVITY      (DECREASE)
                                          ---------------------------   -------------  ------------
                                              UNITS         DOLLARS        DOLLARS        DOLLARS
                                          ------------   ------------   -------------  ------------
Capital Appreciation Variable Account
Compass 2 Contracts                               (819)  $    (37,877)  $        (79)  $    (37,956)
Compass 3 Contracts                               (187)        (5,862)            47         (5,815)
Compass 3 Level 2 Contracts                       (557)        (6,733)           (99)        (6,832)
                                                         ------------   ------------   ------------
                                                         $    (50,472)  $       (131)  $    (50,603)
                                                         ============   ============   ============

Global Government Variable Account
Compass 2 Contracts                                 26   $        540   $        (40)  $        500
Compass 3 Contracts                                (10)          (185)             0           (185)
Compass 3 Level 2 Contracts                         (6)           (44)           (11)           (55)
                                                         ------------   ------------   ------------
                                                         $        311   $        (51)  $        260
                                                         ============   ============   ============

Government Securities Variable Account
Compass 2 Contracts                               (284)  $     (9,857)  $       (382)  $    (10,239)
Compass 3 Contracts                                (49)        (1,172)            (8)        (1,180)
Compass 3 Level 2 Contracts                         75          1,103            (40)         1,063
                                                         ------------   ------------   ------------
                                                         $     (9,926)  $       (430)  $    (10,356)
                                                         ============   ============   ============

High Yield Variable Account
Compass 2 Contracts                               (259)  $     (7,529)  $       (185)  $     (7,714)
Compass 3 Contracts                                (53)        (1,154)             0         (1,154)
Compass 3 Level 2 Contracts                      1,553         15,913            (12)        15,901
                                                         ------------   ------------   ------------
                                                         $      7,230   $       (197)  $      7,033
                                                         ============   ============   ============

Managed Sectors Variable Account
Compass 2 Contracts                               (118)  $     (4,597)  $        (40)  $     (4,637)
Compass 3 Contracts                                (94)        (3,686)            (3)        (3,689)
Compass 3 Level 2 Contracts                       (386)        (4,665)           (28)        (4,693)
                                                         ------------   ------------   ------------
                                                         $    (12,948)  $        (71)  $    (13,019)
                                                         ============   ============   ============

Money Market Variable Account
Compass 2 Contracts                               (360)  $     (7,303)  $        (60)  $     (7,363)
Compass 3 Contracts                                (36)          (603)           (11)          (614)
Compass 3 Level 2 Contracts                     (1,722)       (21,481)           (18)       (21,499)
                                                         ------------   ------------   ------------
                                                         $    (29,387)  $        (89)  $    (29,476)
                                                         ============   ============   ============

Total Return Variable Account
Compass 2 Contracts                               (209)  $     (7,611)  $       (376)  $     (7,987)
Compass 3 Contracts                               (204)        (7,474)           (96)        (7,570)
Compass 3 Level 2 Contracts                       (301)        (4,996)             9         (4,987)
                                                         ------------   ------------   ------------
                                                         $    (20,081)  $       (463)  $    (20,544)
                                                         ============   ============   ============

(8) LINE OF CREDIT

The variable accounts and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each variable account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the variable accounts for the year ended December 31, 2003, ranged from $58 to $1,995. The variable accounts had no borrowings during the year.

(9) FINANCIAL INSTRUMENTS

Certain variable accounts trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                   CONTRACTS TO       CURRENCY
                                               SETTLEMENT DATE    DELIVER/RECEIVE   ABBREVIATIONS   IN EXCHANGE FOR
-------------------------------------------------------------------------------------------------------------------
Global Governments Variable Account      Sales          1/13/04            88,839        AUD          $    64,998
                                                        1/13/04            49,110        CAD               37,214
                                                         2/9/04         1,261,381        DKK              207,772
                                                1/13/04-1/26/04         1,867,145        EUR            2,242,739
                                                        1/13/04           428,178        NOK               63,750
                                                        3/15/04           328,840        NZD              210,757
                                                 1/13/04-2/9/04         3,107,521        SEK              415,947
                                                                                                      -----------
                                                                                                      $ 3,243,177
                                                                                                      ===========
                                     Purchases          1/13/04           171,677        AUD          $   120,069
                                                        1/13/04           102,310        CAD               77,925
                                                        1/13/04           311,766        EUR              383,650
                                                        1/13/04           407,886        GBP              692,649
                                                        3/15/04       377,523,594        JPY            3,516,779
                                                        1/13/04           856,181        NOK              128,294
                                                 1/13/04-2/9/04           637,517        SEK               85,891
                                                                                                      -----------
                                                                                                      $ 5,005,257
                                                                                                      ===========
High Yield Variable Account              Sales          1/13/04           561,935        EUR          $   655,779
                                                        1/13/04           200,000        EUR              247,920
                                                                                                      -----------
                                                                                                      $   903,699
                                                                                                      ===========

                                                        NET UNREALIZED
                                        CONTRACTS        APPRECIATION
                                         AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------
Global Governments Variable Account   $      66,788    $       (1,790)
                                             37,978              (764)
                                            213,176            (5,404)
                                          2,351,247          (108,508)
                                             64,204              (454)
                                            213,595            (2,838)
                                            431,300           (15,353)
                                      -------------    --------------
                                      $   3,378,288    $     (135,111)
                                      =============    ==============
                                      $     129,065    $        8,996
                                             79,119             1,194
                                            392,668             9,018
                                            727,377            34,728
                                          3,532,166            15,387
                                            128,382                88
                                             88,483             2,592
                                      -------------    --------------
                                      $   5,077,260    $       72,003
                                      =============    ==============
High Yield Variable Account           $     707,756    $      (51,977)
                                            251,899            (3,979)
                                      -------------    --------------
                                      $     959,655    $      (55,956)
                                      =============    ==============

See page 23 for an explanation of abbreviations used to indicate amounts shown in currencies other than U.S. Dollar.

At December 31, 2003, the variable accounts had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS

                                                                                                         UNREALIZED
                                                DESCRIPTION           EXPIRATION  CONTRACTS  POSITION   DEPRECIATION
     ----------------------------------------------------------------------------------------------------------------
     Global Governments Variable Account    Japan Govt Bond 10yr      March 2004      1        Long       $ (1,777)

At December 31, 2003, the variable accounts had sufficient cash and/or securities to cover any margin requirements under these contracts.

On December 31, 2003, the Global Government Variable Account recorded a Receivable for daily variation margin on open future contracts of $0. This balance was due to the fact that December 31, 2003, January 1, 2004, and January 2, 2004 were holidays for all Japanese futures exchanges and banks. Therefore, all trading activity and issuance of settlement prices with respect to Japanese exchanges on these dates was halted.

(10) LEGAL PROCEEDINGS

Massachusetts Financial Services Company ("MFS"), the Variable Account's investment adviser, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing. MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the Variable Account, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the Variable Account, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITOR'S REPORT

TO THE PARTICIPANTS IN AND THE BOARD OF MANAGERS OF CAPITAL APPRECIATION VARIABLE ACCOUNT, GLOBAL GOVERNMENTS VARIABLE ACCOUNT, GOVERNMENT SECURITIES VARIABLE ACCOUNT, HIGH YIELD VARIABLE ACCOUNT, MANAGED SECTORS VARIABLE ACCOUNT, MONEY MARKET VARIABLE ACCOUNT AND TOTAL RETURN VARIABLE ACCOUNT AND THE BOARD OF DIRECTORS OF SUN LIFE INSURANCE COMPANY OF CANADA (U.S.):

We have audited the accompanying statements of assets and liabilities of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account ("the Variable Accounts"), including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Variable Accounts as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 17, 2004

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS

The following table presents certain information regarding the Managers and executive officers of the Compass Variable Accounts (the "Account"), including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED MANAGERS

C. JAMES PRIEUR* Member of Board of Managers (since July 1999) (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (until April 1999).

DAVID D. HORN* Member of Board of Managers (since April 1986) (born 6/7/41) Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT MANAGERS

J. KERMIT BIRCHFIELD Member of Board of Managers and Chairman (since May 1997) (born 1/8/40)
Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

ROBERT C. BISHOP Member of Board of Managers (since May 2001) (born 1/13/43) AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

FREDERICK H. DULLES Member of Board of Managers (since May 2001) (born 3/12/42) McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
2000).

DERWYN F. PHILLIPS Member of Board of Managers (since April 1986) (born 8/31/30) Retired.

ROBERT G. STEINHART Member of Board of Managers (since May 2001) (born 6/15/40) Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

HAVILAND WRIGHT Member of Board of Managers (since May 2001) (born 7/21/48) Hawaii Small Business Development Center, Kaua'i Center, Center Director (since May 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

MANAGERS EMERITUS

GARTH MARSTON Member of Board of Managers Emeritus (born 4/28/26)
Retired.

SAMUEL ADAMS(2)** Member of Board of Managers Emeritus (born 10/19/25)
Retired.

OFFICERS

JOHN W. BALLEN(3)++ President (born 9/12/59)
Massachusetts Financial Services Company, Chief Executive Officer and Director.

JAMES R. BORDEWICK, JR.++ Assistant Secretary and Assistant Clerk (born 3/6/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

STEPHEN E. CAVAN++ Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

STEPHANIE A. DESISTO++ Assistant Treasurer (born 10/1/53)
Massachusetts Financial Services Company, Vice President (since April 2003); Brown Brothers Harriman & Company, Senior Vice President (November 2002 to April
2003); ING Groep N.V./Aeltus Investment Management, Senior Vice President (prior to November 2002).

ROBERT R. FLAHERTY++ Assistant Treasurer (born 9/18/63)
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

RICHARD M. HISEY++ Treasurer (born 8/29/58)
Massachusetts Financial Services Company, Senior Vice President (since July
2002); The Bank of New York, Senior Vice President (September 2000 to July
2002); Lexington Global Asset Managers, Inc., Executive Vice President and Chief Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

ROBERT J. MANNING(4)++ President (born 10/20/63)
Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director.

ELLEN MOYNIHAN++ Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President.

JAMES O. YOST++ Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Senior Vice President.

   The Accounts do not hold annual meetings for the purpose of electing Members of the Board of Managers ("Managers"), and Managers are not elected for fixed terms. This means that each Manager is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

   All Managers currently serve as Managers of each Account and have served in that capacity continuously since originally elected or appointed.

   All of the Managers are also Trustees of MFS/Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar offices for the MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Trustee or Manager of 36 Accounts/Series.

   The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR

Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

ACCOUNT INFORMATION

For account information, please call toll free:
1-800-752-7218 anytime from a touch-tone telephone.
To speak with a customer service representative, please call toll free: 1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
(2) Retired December 31, 2003 and became a Manager Emeritus.
(3) Resigned February 6, 2004.
(4) Appointed on February 6, 2004.
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams was an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams was Of Counsel, has served as counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Accounts.
++  MFS Investment Management(R)
(C) 2004 MFS Investment Management(R)
    MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.
                                                              CO-ANN 02/04 45M

ITEM 2.   CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Birchfield, Bishop, Steinhart and Wright, members of the Audit Committee, have been determined by the Board of Managers in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Birchfield, Bishop, Steinhart and Wright are each "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Managers has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant. In addition, Deloitte may provide non-audit related services to the Registrant and/or to the Registrants' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended December 31, 2003 and 2002, audit fees billed to the Registrant by Deloitte were as follows:

                                                                                  REGISTRANT'S
                                                                                   AUDIT FEES
                                                                             -----------------------
   Fees billed by Deloitte:                                                    2003           2002
                                                                             --------        -------
               Government Securities Variable Account                         $24,900         $24,900

For the fiscal years ended December 31, 2003 and 2002, fees for audit-related, tax and other services provided to the Registrants, MFS and MFS Related Entities were as follows:

                                                                                                                  TOTAL
                                            AUDIT-RELATED FEES(1)     TAX FEES(2)        ALL OTHER FEES(3)     NON-AUDIT FEES
                                            -------------------   -------------------   ------------------   -------------------
 Fees billed by Deloitte:                     2003       2002       2003       2002      2003       2002       2003       2002
                                            --------   --------   --------   --------   -------   --------   --------   --------
 To Government Securities Variable Account  $      0   $      0   $      0   $      0   $     0   $      0   $      0   $      0
 To MFS and MFS Related Entities             365,360    227,650    222,195    227,513    94,000    350,771    491,555    805,934
                                            --------   --------   --------   --------   -------   --------   --------   --------
                       TOTAL FEES BILLED    $365,360   $227,650   $222,195   $227,513   $94,000   $350,771   $491,555   $805,934

(1) There were no Audit-Related services provided to the Registrant by Deloitte for the fiscal years ended December 31, 2003 and 2002. Audit-Related Fees for MFS and MFS Related entities includes fees for internal control reviews, due diligence related to acquisitions, attestation services not required by statue or regulation and quarterly reviews of investment diversification status related to insurance company separate accounts.

(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. This category includes fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, tax advice related to income recognition and distribution policies, tax advice on the tax implication of acquisitions and dispositions of assets and advice regarding application of certain Internal Revenue Code sections.

(3) All Other Fees includes fees for services related to financial information system implementation, consultation on internal cost allocations, and in 2002, staff assistance in preparing certain information required for tax disclosures in financial reports.

ITEM 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Managers relating to the pre-approval of audit and non-audit related services:

        Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Registrant and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Registrant. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied.

ITEM 4(f):  Not applicable.

ITEM 4(h): Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not required at this time. [Required for reporting periods ending after January 1, 2004 (beginning with N-CSR's filed at the end of March 2004, for January 31, 2004 reporting period).]

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) COMPASS GOVERNMENT SECURITIES VARIABLE ACCOUNT


By (Signature and Title)*  ROBERT J. MANNING
                          ------------------------------------------------------
                          Robert J. Manning, President

Date:  February 23, 2004
      ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  ROBERT J. MANNING
                          ------------------------------------------------------
                          Robert J. Manning, President (Principal Executive
                                                         Officer)

Date:  February 23, 2004
      ---------------------

By (Signature and Title)*  RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer (Principal Financial
                                                        Officer and Accounting
                                                        Officer)

Date:  February 23, 2004
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* Print name and title of each signing officer under his or her signature.